Filed Pursuant to Rule 497(e)
1933 Act File No. 033-37426
 1940 Act File No. 811-06194

STATEMENT OF ADDITIONAL INFORMATION
APRIL 27, 2018
(Amended and Restated as of May 8, 2018)

UTC NORTH AMERICAN FUND, INC.

UTC North American Fund – (Ticker Symbol: UTCNX)

This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus of the UTC North American Fund dated April 27, 2018, as supplemented from time to time.  Requests for copies of the prospectus should be made in writing to the below address or by calling the telephone number below.

The financial statements are incorporated by reference from the Annual Report dated December 31, 2017 (File Nos. 33-37426 and 811-6194), as filed with the Securities and Exchange Commission (“SEC”) on March 8, 2018.  Shareholders may obtain a copy of the Annual Report, without charge, by calling 1-800-368-3322 (U.S. residents) or 1-868-624-8648 (non-U.S. residents).

UTC NORTH AMERICAN FUND
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue
Milwaukee, WI  53202
1-800-368-3322

UTC NORTH AMERICAN FUND

GENERAL INFORMATION AND HISTORY

UTC North American Fund, Inc. (the “Company” or “Fund”) is an open-end, diversified, management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Company is a Maryland corporation, incorporated on October 24, 1990.  Prior to January 1, 2009, the Fund’s name was The Chaconia Income and Growth Fund, Inc.  The Company currently consists of two series:  UTC North American Fund (formerly known as the Chaconia Income & Growth Fund) (the “Fund”) and the Chaconia ACS Fund.  (The Chaconia ACS Fund has not yet commenced operations.)

Description of Shares, Voting Rights and Liabilities

The Company’s capital stock consists of a single class of common stock, which is divisible into an unlimited number of series or classes.  Each Fund of the Company represents a separate series of common stock.  The authorized capital stock consists of 10,000,000 shares of common stock, of which 8,000,000 are allocated to the Fund and 2,000,000 are allocated to the Chaconia ACS Fund.  The Company’s Board of Directors is authorized to divide the unissued shares into one or more additional classes of common stock (which may be referred to as portfolios, funds or series), each class representing a separate, additional Company portfolio, and to fix the number of shares in any such class or series.

Shares of all classes will have identical voting rights, except where by law, certain matters must be approved by a majority of the shares of the affected class.  Each share of any class of shares when issued has equal dividend, liquidation and voting rights within the class for which it was issued and each fractional share has those rights in proportion to the percentage that the fractional share represents of a whole share.  Shares will be voted in the aggregate.

There are no conversion or preemptive rights in connection with any shares of the Fund.  All shares, when issued in accordance with the terms of the offering, will be fully paid and nonassessable.  Shares will be redeemed at net asset value, at the option of the shareholder.

The shares have noncumulative voting rights, which means that the holders of more than 50% of the shares can elect 100% of the directors if the holders choose to do so, and, in that event, the holders of the remaining shares will not be able to elect any person or persons to the Board of Directors.  The Company does not usually issue certificates evidencing the Fund’s shares.

The Company is not required to hold annual meetings of shareholders.  Special meetings of shareholders will be held for the consideration of proposals requiring shareholder approval by law, such as changing fundamental investment policies or upon the written request of 25% of the Company’s outstanding shares.  The directors will promptly call a meeting of shareholders to consider the removal of a director or directors when requested to do so by the holders of not less than 10% of the outstanding shares.  Such shareholders will receive communication assistance in connection with having such a meeting.  At any meeting of shareholders duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of at least two-thirds of the votes entitled to be cast thereon, remove any director or directors from office, with or without cause, and may elect a successor or successors to fill any resulting vacancies for the unexpired term of the removed director.

Shareholder Approval

Other than the election of directors, which is by plurality, any matter for which shareholder approval is required by (1) the Maryland General Corporation Law, requires the affirmative vote of at least a majority of all votes cast at a meeting at which a quorum is present and (2) the 1940 Act, requires the affirmative vote of at least a “majority” (as defined by the 1940 Act) of the outstanding voting securities of the Company entitled to vote at a meeting called for the purpose of considering such approval.

Pursuant to the Company’s Articles of Incorporation, the presence in person or by proxy of the holders of one-third of the outstanding voting securities entitled to vote at a meeting of shareholders constitutes a quorum for the transaction of any business at all meetings of the shareholders except as otherwise provided by law or in the Articles of Incorporation.  The 1940 Act defines a majority as the lesser of (1) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or by proxy or (2) more than 50% of the outstanding shares.

INVESTMENT RESTRICTIONS

The Fund has adopted the following investment restrictions, which are matters of fundamental policy.  The Fund’s fundamental investment policies cannot be changed without approval of the holders of the lesser of: (i) 67% of the Fund’s shares present or represented at a shareholders’ meeting at which the holders of more than 50% of such shares are present or represented; or (ii) more than 50% of the outstanding shares of the Fund.

The Fund may not:

1.            Issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time; and borrow money, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.  (The 1940 Act currently permits the Fund to issue senior securities so long as it maintains continuous asset coverage of at least 300% of the aggregate value of all of the Fund’s senior securities transactions, and it permits the Fund to borrow money so long as it maintains continuous asset coverage of at least 300% of all amounts borrowed.)

2.            Purchase or sell commodities, except as permitted by the 1940 Act, as amended, and as interpreted or modified by the regulatory authority having jurisdiction, from time to time.

3.            Make loans except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

4.            Act as underwriter, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolios.

5.            Invest 25% or more of its total assets at the time of purchase in any securities of issuers in one industry.  U.S. government securities are excluded from this restriction.

The Fund observes the following restrictions as a matter of operating policy but not fundamental policy, pursuant to positions taken by federal and state regulatory authorities:

The Fund may not:

1.            Purchase securities on margin.  However, the Fund may obtain such short-term credits as may be necessary for the clearance of transactions and may make margin payments in connection with transactions in futures and options and other derivative instruments, and the Fund may borrow money to the extent and in the manner permitted by the 1940 Act, as provided in fundamental investment restriction No. 1 above.

2.            Sell securities short or write put and call options, except that the Fund may purchase and sell derivative instruments as described in this SAI.

3.            Pledge, mortgage, hypothecate or otherwise encumber any of its assets, except to secure permitted borrowing and then in amounts not greater than the lesser of the dollar amounts borrowed or 33 1/3% of the value of the Fund’s total assets at the time of such borrowing.

4.            Make investments for the purpose of exercising control or management of any company.

5.            Hold more than 15% of its net assets in illiquid securities.  If the value of the Fund’s illiquid securities exceeds 15% of the value of the net assets of the Fund, the excess must be sold as soon as practicable.

6.            Purchase any security if as a result the Fund would then hold more than 10% of any class of securities of an issuer (taking all common stock issues as a single class, all preferred stock issues as a single class, and all debt issues as a single class) or more than 10% of the outstanding voting securities of an issuer.

7.            Invest in securities of any issuer if, to the knowledge of the Fund, any officer or director of the Fund or its investment manager owns more than 1/2 of 1% of the outstanding securities of such issuer, and such directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.

8.            Invest more than 5% of the value of its net assets in warrants (included, in that amount, but not to exceed 2% of the value of the Fund’s net assets, may be warrants which are not listed on the New York Stock Exchange or NYSE American Exchange).

9.            Invest in any security if as a result the Fund would have more than 5% of its total assets invested in securities of companies that together with any predecessor have been in continuous operation for fewer than three years.

10.            Invest in real estate, real estate limited partnerships, or oil, gas and other mineral leases.

As a general rule, the percentage limitations referred to in these restrictions apply only at the time of investment other than with respect to the Fund’s borrowing of money and investments in illiquid securities.  A later increase or decrease in a percentage that results from a change in value in the portfolio securities held by the Fund will not be considered a violation of such limitation, and the Fund will not necessarily have to sell a portfolio security or adjust its holdings in order to comply.

INVESTMENT CONSIDERATIONS

The Fund is an open-end, diversified, management investment company.  As a diversified investment company, the Fund will not violate any of the above investment restrictions and will meet the requirement that: (a) as to 75% of its total assets, it will not invest more than 5% of its total assets in the securities of any one issuer, and (b) it will not invest more than 25% of its total assets in any one industry.  As detailed in the Prospectus, the Fund’s investment objective is to produce high current income and capital appreciation.  The Fund’s investment objectives are fundamental objectives and therefore may not be changed without the approval of shareholders.

The following paragraphs provide a more detailed description of the investment policies and risks of the Fund than identified in the Fund’s Prospectus.  Unless otherwise noted, the policies described in this SAI are not fundamental and may be changed by the Company’s Board of Directors.

Market Risk

Various market risks can affect the price or liquidity of an issuer’s securities in which the Fund may invest.  Returns from the securities in which the Fund invests may underperform returns from the various general securities markets.  Different types of securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets.  Adverse events occurring with respect to an issuer’s performance or financial position can depress the value of the issuer’s securities.  The liquidity in a market for a particular security will affect its value and may be affected by factors relating to the issuer, as well as the depth of the market for that security.  Other market risks that can affect value include a market’s current attitudes about types of securities, market reactions to political or economic events, including litigation, and tax and regulatory effects (including lack of adequate regulations for a market or particular type of instrument).

Markets may, in response to governmental actions or intervention, economic or market developments, or other external factors, experience periods of high volatility and reduced liquidity.  During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when it would otherwise not do so, and potentially at unfavorable prices.  Securities may be difficult to value during such periods.  These risks may be heightened for fixed income securities due to the current historically low interest rate environment.

The United States and other governments and the U.S. Federal Reserve and certain foreign central banks have taken steps to support financial markets.  For example, in recent periods, governmental financial regulators, including the U.S. Federal Reserve, have taken steps to maintain historically low interest rates (though the U.S. Federal Reserve has recently raised interest rates), such as by purchasing bonds.  Steps by those regulators, including, for example, steps to curtail or taper such activities, could have a material adverse effect on prices for the Fund’s portfolio of investments and on the management of the Fund.  The withdrawal of support, failure of efforts in response to a financial crisis, or investor perception that those efforts are not succeeding could negatively affect financial markets generally as well as the values and liquidity of certain securities.  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the securities in which the Fund invests or the issuers of such securities in ways that are unforeseeable.  Legislation or regulation also may change the way in which the Fund, the Manager (as defined herein) and GSAM (as defined herein) are regulated.  Such legislation, regulation, or other government action could limit or preclude the Fund’s ability to achieve its investment objective and affect the Fund’s performance.

Political, social or financial instability, civil unrest and acts of terrorism are other potential risks that could adversely affect an investment in a security or in markets or issuers generally.  In addition, political developments in foreign countries or the United States may at times subject such countries to sanctions from the U.S. government, foreign governments and/or international institutions that could negatively affect the Fund’s investments in issuers located in, doing business in or with assets in such countries.

The Fund may continue to accept new subscriptions and to make additional investments in instruments in accordance with the Fund’s principal investment strategies to strive to meet the Fund’s investment objectives under all types of market conditions, including unfavorable market conditions.

Common and Preferred Stock

Common stocks are units of ownership of a corporation.  Preferred stocks are stocks that often pay dividends at a specific rate and have a preference over common stocks in dividend payments and liquidation of assets.  Some preferred stocks may be convertible into common stock.  Convertible securities are securities that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula.

As a general rule the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value.  Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a senior debt security with similar stated yield characteristics.  Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors.  Preferred stock also may be subject to optional or mandatory redemption provisions.

Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities.  While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.

Foreign Equities

The Fund’s investments in the securities of foreign issuers may include both securities of foreign corporations and securities of foreign governments and their political subdivisions.

The Fund may invest in foreign securities directly, or through American Depositary Receipts (“ADRs”) or other forms of depositary receipts, such as Global Depositary Receipts and European Depositary Receipts.  Depositary receipts are typically issued by a U.S. or foreign bank or trust company and evidence ownership of underlying securities issued by a foreign corporation.  Investments in these types of securities, as well as securities of issuers that have significant operations or assets outside of the U.S., involve certain inherent risks generally associated with investments in foreign securities, including the following:

Political and Economic Factors.  Individual foreign economies of certain countries may differ favorably or unfavorably from the United States economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self‑sufficiency, diversification and balance of payments position.  The internal politics of certain foreign countries may not be as stable as that of the United States.  Governments in certain foreign countries also continue to participate to a significant degree, through ownership interest or regulation, in their respective economies.  Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant adverse effect on market prices of securities and payment of interest.  The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of their trading partners.  Enactment by these trading partners of protectionist trade legislation, or economic recessions or slow downs of those partners, could have a significant adverse effect upon the securities markets of such countries.

Currency Fluctuations.  A change in the value of any foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of securities held by the Fund, denominated in that currency.  Such changes will also affect the Fund to the extent it is invested in ADRs comprised of foreign securities.

Taxes.  The interest and dividends payable on certain foreign securities, including those comprising an ADR, may be subject to foreign withholding taxes, thus reducing the net amount of income to be paid to the Fund that may ultimately be available for distribution to the Fund’s shareholders.

Securities Subject to Reorganization

The Fund may invest in both debt and equity securities for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or reorganization proposal has been announced if, in the judgment of the Fund’s portfolio managers, there is a reasonable prospect of capital appreciation significantly greater than the brokerage and other transaction expenses involved.   Since such investments are ordinarily short-term in nature, they will tend to increase the turnover ratio of the Fund, thereby increasing its brokerage and other transaction expenses.

Debt Securities

The Fund may invest in debt securities, including those convertible into common stocks.  Debt purchased by the Fund, will consist of obligations of medium-grade or higher, having at least adequate capacity to pay interest and repay principal.  Non-convertible debt obligations will be rated BBB or higher by Standard & Poor’s Corporation (“S&P”), or Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”).  Convertible debt obligations will be rated B or higher by S&P or B or higher by Moody’s.  Securities rated Baa by Moody’s are considered by Moody’s to be medium-grade securities and have adequate capacity to pay principal and interest.  Bonds in the lowest investment grade category (BBB) have speculative characteristics, with changes in the economy or other circumstances more likely to lead to a weakened capacity of the bonds to make principal and interest payments than would occur with bonds rated in higher categories.  Securities rated B are referred to as “high-risk” securities, generally lack characteristics of a desirable investment, and are deemed speculative with respect to the issuer’s capacity to pay interest and repay principal over a long period of time.  See “Appendix” to this Statement of Additional Information for a description of debt security ratings.

Debt Securities Ratings.  The ratings of S&P, Moody’s and other nationally recognized rating agencies represent their opinions as to the quality of debt securities.  It should be emphasized, however, that ratings are general and are not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield.

The payment of principal and interest on most debt securities purchased by the Fund will depend upon the ability of the issuers to meet their obligations.  An issuer’s obligations under its debt securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations.  The power or ability of an issuer to meet its obligations for the payment of interest on, and principal of, its debt securities may be materially adversely affected by litigation or other conditions.  The possibility exists, therefore, that, the ability of any issuer to pay, when due, the principal of and interest on its fixed income securities may become impaired.

Subsequent to its purchase by the Fund, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund.  The portfolio managers will consider such an event in determining whether the Fund involved should continue to hold the security.  For a more detailed description of ratings, see the Appendix.

Yields on fixed income securities are dependent on a variety of factors, including the general conditions of the money market and other fixed income securities markets, the size of a particular offering, the maturity of the obligation and the rating of the issue.  All fixed income securities, including U.S. Government securities, can change in value when there is a change in interest rates or the issuer’s actual or perceived creditworthiness or ability to meet its obligations.

Warrants and Rights

The Fund may invest up to 5% of its net assets in warrants or rights (other than those acquired in units or attached to other securities) which entitle the holder to buy equity securities at a specific price during or at the end of a specific period of time.  The Fund will not invest more than 2% of its total assets in warrants or rights that are not listed on the New York Stock Exchange.  For purposes of this investment policy, a warrant is defined as a certificate giving the holder the right to purchase securities at a stipulated price within a specific time limit or perpetually.  Sometimes a warrant is offered with securities as an inducement to buy.  The prices of warrants do not necessarily correlate with the prices of the underlying securities.

Warrants are more speculative than the underlying investment. A warrant ceases to have value if it is not exercised prior to its expiration date.

When Issued, Delayed Delivery Securities and Forward Commitments

The Fund may enter into forward commitments for the purchase or sale of securities, including on a “when issued” or “delayed delivery” basis in excess of customary settlement periods for the type of security involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a when, as and if issued security).  When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment.  While the Fund will only enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the security before the settlement date if it is deemed advisable.

These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.  If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity or suffer a loss.

Borrowing

The Fund may not borrow money except as permitted by the 1940 Act.  Under the 1940 Act, a fund may borrow money from a bank for any purpose up to 33 1/3 % of its total assets.  To limit the risks attendant to borrowing, the Fund is required under the 1940 Act to maintain at all times an asset coverage of 300% of the amount of its borrowings.  To the extent the Fund borrows money, positive or negative performance by the Fund’s investments may be magnified.  Any gain in the value of securities purchased with borrowed money that exceeds the interest paid on the amount borrowed would cause the net asset value of the Fund’s shares to increase more rapidly than otherwise would be the case.  Conversely, any decline in the value of securities purchased would cause the net asset value of the Fund’s shares to decrease more rapidly than otherwise would be the case.  Borrowed money thus creates an opportunity for greater capital gain but at the same time increases exposure to capital risk.  The net cost of any borrowed money would be an expense that otherwise would not be incurred, and this expense could offset or eliminate the Fund’s net investment income in any given period.

The Fund may mortgage, pledge or hypothecate assets to secure such borrowings.  Pledging or otherwise encumbering Fund assets entails certain risks.  For instance, the Fund could incur costs or encounter delays in recovering the assets pledged or, in the event of the insolvency of the pledgee, the Fund might not be able to recover some or all of the pledged assets.

Repurchase Agreements

The Fund may enter into repurchase agreements, a form of lending. Under repurchase agreements, the Fund purchases and simultaneously contracts to resell securities at an agreed upon time and price. This results in a fixed rate of return for the Fund insulated from market fluctuations during such period. Repurchase agreements maturing in more than seven days are considered illiquid securities. The aggregate value of all of the Fund’s repurchase agreements may not exceed 33 1/3% of the value of the Fund’s total assets.

 Specifically, the Fund may enter into a repurchase agreement through which an investor (such as the Fund) repurchases a security (known as the “underlying security”) from a well-established securities dealer in U.S. Government Securities or bank that is a member of the Federal Reserve System. Any such dealer or bank will be on the Fund’s approved list. The Fund intends to enter into repurchase agreements only with banks and dealers in transactions believed by the Manager to present minimum credit risks in accordance with guidelines established by the Fund’s Board. The Manager will review and monitor the creditworthiness of those institutions under the Board’s general supervision.

At the time of entering into the repurchase agreement, the bank or securities dealer agrees to repurchase the underlying security at the same price, plus specified interest. Repurchase agreements are generally for a short period of time, often less than a week. Repurchase agreements that do not provide for payment within seven days will be treated as illiquid securities. The Fund will only enter into repurchase agreements where (i) the underlying securities are of the type (excluding maturity limitations) that the Fund’s investment guidelines would allow it to purchase directly, (ii) the market value of the underlying security will at all times be equal to at least 102% of the value of the repurchase agreement, and (iii) payment for the underlying security is made only upon physical delivery or evidence of book-entry transfer to the account of the Fund’s custodian or a bank acting as agent. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses, including (1) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (2) possible subnormal levels of income and lack of access to income during this period, and (3) expenses of enforcing its rights.

Loans of Portfolio Securities

To increase income, the Fund may lend its portfolio securities to securities broker-dealers or financial institutions if (1) the loan is collateralized in accordance with applicable regulatory requirements, (2) the loan is subject to termination by the Fund at any time, (3) the Fund receives reasonable interest or fee payments on the loan, (4) the Fund is able to exercise all voting rights with respect to the loaned securities and (5) the loan will not cause the value of all loaned securities to exceed 33% of the value of the Fund’s assets.

U.S. Government Securities

The U.S. government securities in which the Fund may invest include direct obligations of the U.S. Treasury, such as Treasury bills, notes and bonds, and obligations issued or guaranteed by U.S. government agencies and instrumentalities, including securities that are supported by the full faith and credit of the United States, such as Government National Mortgage Association (“GNMA”) certificates, securities that are supported by the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Banks, and securities supported solely by the creditworthiness of the issuer, such as Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corporation (“FHLMC”) securities.

The Fund may invest in mortgage-backed securities issued or guaranteed by GNMA, FNMA or FHLMC and representing undivided ownership interests in pools of mortgages.  The mortgages backing these securities include, among others, conventional 30-year fixed-rate mortgages, 15-year fixed-rate mortgages, graduated payment mortgages and adjustable rate mortgages.  The U.S. government or the issuing agency guarantees the payment of the interest on and principal of these securities.  The guarantees do not extend to the securities’ yield or value, however, which are likely to vary inversely with fluctuations in interest rates, and, the guarantees do not extend to the yield or value of the Fund’s shares.  These securities are in most cases “pass-through” instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees.  The principal amounts of such underlying mortgages generally may be prepaid in whole or in part by the mortgagees at any time without penalty and the prepayment characteristics of the underlying mortgages may vary.  During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate.  When the mortgage obligations are prepaid, the Fund will reinvest the prepaid amounts in other income producing securities, the yields of which will reflect interest rates prevailing at the time.  Accelerated prepayments adversely affect yields for pass-through securities purchased at a premium and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid.  The opposite is true for pass-through securities purchased at a discount.

Illiquid Securities

The Fund may invest in illiquid securities.  However, the Fund may not acquire illiquid securities if, as a result, more than 15% of the value of the Fund’s net assets would be invested in such securities.  A determination of whether a security is illiquid is based upon guidelines established by the Board of Directors in accordance with SEC requirements and depends upon relevant facts and circumstances.  Under current SEC guidelines, the term “illiquid security” means any security that may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued it.  Illiquid securities generally include securities subject to restrictions on resale as a matter of contract or law, interest only and principal only mortgage backed securities issued by private issuers and repurchase agreements maturing in more than seven days.  On or about December 1, 2018, in connection with the implementation of the SEC’s new liquidity risk management rule, the term “illiquid security” will be defined as a security which a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the security.

Certain securities exempt from registration or issued in transactions exempt from registration under the Securities Act of 1933, as amended, such as securities that may be resold to institutional investors under Rule 144A under the Securities Act, may be considered to be liquid under guidelines adopted by the Board of Directors.  Securities purchased by the Fund in private placement transactions are subject to resale restrictions under securities laws and typically are not publicly traded and may be difficult to sell.  Because there is generally no public market for these securities, there may be less information publicly available and, thus, it may be difficult to determine their fair value.  While securities acquired in private placements are generally presumed to be illiquid, such securities may be ultimately determined to be liquid by the Board of Directors.  These securities, as well as Rule 144A securities, deemed to be liquid pursuant to the SEC guidelines and pursuant to procedures approved by the Board of Directors, are not treated as being subject to the limitation on illiquid securities.

Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act, or in a registered public offering.  Where registration is required, the Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement.  If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.

The Fund may invest in securities that are issued by privately held companies, which are not subject to reporting requirements of the SEC, are not required to maintain their accounting records in accordance with generally accepted accounting principles, and are not required to maintain effective internal controls over financial reporting.  The securities of privately held companies are generally considered illiquid, although such securities may be ultimately determined to be liquid.  Securities that are not deemed to be illiquid under SEC guidelines and pursuant to procedures approved by the Board of Directors are not subject to the limitation on illiquid securities.

Trinidad and Tobago Unit Trust Corporation

The Unit Trust Corporation was created by the Unit Trust Corporation of Trinidad and Tobago Act, 1981 (Republic of Trinidad and Tobago Act No. 26 of 1981).  The Unit Trust Corporation’s main office is located in the City of Port-of-Spain, Trinidad.  The Unit Trust Corporation is an entity whose purpose is to provide financial services such as investment vehicles, asset management, credit cards, and foreign exchange services to the citizens of Trinidad and Tobago.  The affairs of the Unit Trust Corporation are managed by a separate and distinct board of directors.

The Schemes of the Unit Trust Corporation are investment companies as defined under the 1940 Act managed by the Unit Trust Corporation.  The assets of the Schemes of the Unit Trust Corporation are predominantly invested in equity securities of Trinidad and Tobago corporations, and in fixed income securities of those corporations, as well as in Trinidad and Tobago government securities.  The financial records of the Unit Trust Corporation are examined and audited by the Auditor General of Trinidad and Tobago. The financial statements and records of the Unit Trust Corporation are prepared in accordance with International Financial Reporting Standards and are reported in Trinidad and Tobago dollars.

The 1940 Act limits the extent to which the Fund may purchase equity securities of the Schemes of the Unit Trust Corporation or any other investment companies.  No more than 10% of the Fund’s total assets may be used to purchase securities of other investment companies.  The Fund will not purchase more than 3% of the total outstanding voting stock of an investment company nor purchase securities of an investment company having an aggregate value in excess of 5% of the value of the total assets of the Fund.  As of December 31, 2016, the Fund had no investments in the Unit Trust Corporation.

Cybersecurity Considerations

With the increased use of technologies such as mobile devices and Web-based or “cloud” applications, and the dependence on the Internet and computer systems to conduct business, the Fund is susceptible to operational, information security and related risks.  In general, cybersecurity incidents can result from deliberate attacks or unintentional events (arising from external or internal sources) that may cause the Fund to lose proprietary information, suffer data corruption, physical damage to a computer or network system or lose operational capacity.  Cybersecurity attacks include, but are not limited to, infection by malicious software, such as malware or computer viruses or gaining unauthorized access to digital systems, networks or devices that are used to service the Fund’s operations (e.g., through “hacking,” “phishing” or malicious software coding) or other means for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption.  Cybersecurity attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on the Fund’s website (i.e., efforts to make network services unavailable to intended users).  In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on the Fund’s systems.

Cybersecurity incidents affecting the Manager, other service providers to the Fund or its shareholders (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses to both the Fund and its shareholders, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareholders to transact business and the Fund to process transactions (including fulfillment of fund share purchases and redemptions), violations of applicable privacy and other laws (including the release of private shareholder information) and attendant breach notification and credit monitoring costs, regulatory fines, penalties, litigation costs, reputational damage, reimbursement or other compensation costs, forensic investigation and remediation costs, and/or additional compliance costs.  Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the Fund invests, counterparties with which the Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and other service providers ) and other parties.

Temporary Investments

Under normal market conditions, the Fund may have money received from the purchase of Fund shares, or money received on the sale of other portfolio securities for which suitable investments consistent with the Fund’s investment objectives are not immediately available.  In that case, the Fund may have such monies invested in cash or cash equivalents.  In addition, the Fund is permitted, but does not normally intend to maintain all or a portion of its assets in cash or cash equivalents for temporary defensive purposes during abnormal market conditions.  To earn income on this portion of the Fund’s assets, the Fund may invest in “money market instruments,” a term that includes, among other things, U.S. government obligations, cash, bank obligations, commercial paper, variable amount master demand notes and corporate bonds with remaining maturities of thirteen months or less.  These investments are also used to help meet anticipated redemption requests or if other suitable securities are unavailable.  The Fund may reduce its holdings in equity and other securities and may invest in certain short-term (less than twelve months to maturity) and medium-term (not greater than five years to maturity) debt securities and in cash (U.S. dollars, foreign currencies, or multicurrency units) for temporary defensive purposes, during periods in which the portfolio managers believe changes in economic, financial or political conditions make it advisable.

Bank obligations include bankers’ acceptances, negotiable certificates of deposit and non-negotiable time deposits, including U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign banks or savings institutions. Investments in money market obligations of foreign banks or foreign branches of U.S. banks entail risks that are different from those of investments in domestic obligations of U.S. banks due to differences in political, regulatory and economic systems and conditions.  Investments by the Fund in the obligations of foreign banks and foreign branches of U.S. banks will not exceed 10% of the Fund’s total assets at the time of purchase.  The Fund may also make interest‑bearing savings deposits in commercial and savings banks in amounts not in excess of 10% of its net assets.

Investments by the Fund in commercial paper will consist of issues rated at the time A-2 and/or P-2 by S&P, Moody’s or similar rating by another nationally recognized rating agency, excluding U.S. Government Securities.  In addition, the Fund may acquire unrated commercial paper and corporate bonds that are determined by the portfolio managers at the time of purchase to be of comparable quality to rated instruments that may be acquired by the Fund as previously described.

The Fund may also purchase variable amount master demand notes which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate.  Although the notes are not normally traded and there may be no secondary market in the notes, the Fund may demand payment of the principal of the instrument at any time.  The notes are not typically rated by credit rating agencies, but issuers of variable amount master demand notes must satisfy the same criteria as set forth above for issuers of commercial paper.  If an issuer of a variable amount master demand note defaulted on its payment obligation, the Fund might be unable to dispose of the note because of the absence of a secondary market and might, for this or other reasons, suffer a loss to the extent of the default.  The Fund invests in variable amount master demand notes only when the portfolio manager deems the investment to involve minimal credit risk.

Portfolio Turnover

Portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the portfolio manager, investment considerations warrant such action.  The portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year.  A 100% turnover rate would occur if all the securities in the portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year.  A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions.  The portfolio turnover rates for the fiscal years 2017 and 2016 were as follows:

	2017	2016
Portfolio Turnover Rate	111.81%	120.25%

Disclosure of Portfolio Holdings

The Fund maintains written policies and procedures regarding the disclosure of its portfolio holdings to ensure that disclosure of information about portfolio securities is in the best interests of the Fund’s shareholders.  The Fund is required by the SEC to file its complete portfolio holdings schedule with the SEC on a quarterly basis.  This schedule is filed with the Fund’s annual and semi-annual reports on Form N-CSR for the second and fourth fiscal quarters and on Form N-Q for the first and third quarters.  The portfolio holdings information provided in these reports is as of the end of the quarter in question.  Form N-CSR must be filed with the SEC no later than ten (10) calendar days after the Fund transmits its annual or semi-annual report to its shareholders.  Form N-Q must be filed with the SEC no later than sixty (60) calendar days after the end of the applicable quarter.

The Fund’s service providers which have contracted to provide services to the Fund, including, for example, the Fund’s custodian, the Fund’s servicing accountant and the Fund’s administrator, and which require portfolio holdings information in order to perform those services may receive Fund holdings information prior to and more frequently than the public disclosure of such information (“non-standard disclosure”).  Non-standard disclosure of portfolio holdings information may also be provided to entities that provide a service to the Fund’s investment adviser, provided that the service is related to the investment advisory services that the adviser provides to the Fund, and to a third-party when the Fund has a legitimate business purpose for doing so.  Specifically, the determination was made that the types of organizations listed below provide investors with a valuable service and therefore, it is in the best interests of the Fund’s shareholders to disclose the Fund’s portfolio holdings:

•	to the Fund’s auditors for use in providing audit opinions;

•	to financial printers for the purpose of preparing Fund regulatory filings;

•	for the purpose of due diligence regarding a merger or acquisition;

•	to rating agencies for use in developing a rating for the Fund;

•	to service providers, such as proxy voting services providers and portfolio-management database providers in connection with their providing services benefiting the Fund; and

•	for purposes of effecting in-kind redemptions of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Fund shareholders.

Other than the non-standard disclosure discussed above, if a third-party requests specific, current information regarding the Fund’s portfolio holdings, the Fund will refer the third-party to the latest regulatory filing.

Non-standard disclosure of portfolio holdings may only be made pursuant to a written agreement with a service provider of the Fund that has been approved by the Board of Directors of the Company, or pursuant to a written request for non-standard disclosure.  The President and any Vice President, acting separately or together, may approve a written request for non-standard disclosure, provided that they promptly report any such approval to the Board of Directors of the Company.

It is the Fund’s policy that neither the Fund, the portfolio manager nor any other party shall accept any compensation or other consideration in connection with the disclosure of information about portfolio securities.

The Manager and GSAM may manage other accounts such as separate accounts, private accounts, unregistered products and portfolios sponsored by companies other than the Manager and/or GSAM.  These other accounts may be managed in a similar fashion to the Fund and thus may have similar portfolio holdings.  Such accounts may be subject to different portfolio holdings disclosure policies that permit public disclosure of portfolio holdings information in different forms and at different times than the Fund’s portfolio holdings disclosure policies.  Additionally, clients of such accounts have access to their portfolio holdings and are generally not subject to the Fund’s portfolio holdings disclosure policies.

DIRECTORS AND OFFICERS

The overall management of the business and affairs of the Company is vested with its Board of Directors.  The Board of Directors approves all significant agreements between the Fund and persons or companies furnishing services to it.  The day‑to‑day operations of the Company are delegated to its officers, subject to the investment objectives and policies of the Company and to general supervision by the Board of Directors.

The Board of Directors is presently comprised of seven members, four of whom reside outside the United States.  Directors Douglas Camacho, Lucille Mair, Ian Chinapoo and L. Dominic Rampersad are residents of the Republic of Trinidad and Tobago.

The Maryland General Corporation Law subjects all directors and officers of the Company to fiduciary duties for the lawful management of the Company’s organization and operation, including federal and state securities laws.  Investors in the Fund may not be able to effect service of process within the United States upon the Company’s nonresident directors and officers for the enforcement of civil liabilities under federal and state securities laws.  The Company has appointed an agent for service of process in the states where the Company has registered its securities for offer and sale.

The United States and the Republic of Trinidad and Tobago are not parties to a convention governing the mutual recognition and enforcement of foreign money judgments.  Investors in the Fund may not be able to enforce a United States or Trinidad and Tobago court judgment against nonresident directors and officers of the Corporation.

The names of each director and officer of the Company, their business addresses, positions held with registrant, length of term served, principal occupations during the past five years and other directorships held by each director during the past five years are listed in the table below.

Name, Address and Age	Position(s) Held With Fund	Term of Office And Length of Time Served	Principal Occupation(s) During Last Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held (During Past 5 Years) by Director
Non-Interested Persons
Ajata Mediratta Age: 52 c/o Trinidad and Tobago Unit Trust Corporation, 82 Independence Square, Port-of-Spain, Trinidad and Tobago, West Indies	Independent Director	Indefinite, until successor elected; Since December 2008	President of Greylock Capital, a hedge fund, 2008 to present	1	None

Name, Address and Age	Position(s) Held With Fund	Term of Office And Length of Time Served	Principal Occupation(s) During Last Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held (During Past 5 Years) by Director
Lucille Mair Age: 74 c/o Trinidad and Tobago Unit Trust Corporation, 82 Independence Square, Port-of-Spain, Trinidad and Tobago, West Indies	Independent Director	Indefinite, until successor elected; Since December 2008	Partner, law firm of Mair and Company	1	None
Leon W. Thomas Age: 71 c/o Trinidad and Tobago Unit Trust Corporation, 82 Independence Square, Port-of-Spain, Trinidad and Tobago, West Indies	Independent Director	Indefinite, until successor elected; Since January 2012	Retired	1	None
Dionne Hosten Age: 48 c/o Trinidad and Tobago Unit Trust Corporation, 82 Independence Square, Port-of-Spain, Trinidad and Tobago, West Indies	Independent Director	Indefinite, until successor elected; Since January 2012	Vice President Global Talent Management at Ralph Lauren 2014 to 2016; Principal & Co-Founder of CEO Succession Practice at ghSMART 2012-2014; Director: Technology, Communications & Media (TCM), Marketing, Diversity and Executive Assessment Practices at Spencer Stuart, 2004 to 2014	1	None

17

Name, Address and Age	Position(s) Held With Fund	Term of Office And Length of Time Served	Principal Occupation(s) During Last Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held (During Past 5 Years) by Director
Interested Persons
Douglas Camacho* Age: 64 c/o Trinidad and Tobago Unit Trust Corporation 82 Independence Square Port-of-Spain, Trinidad and Tobago, West Indies	Chairman, Interested Director	Indefinite, until successor elected; Since February 2016	President, Guardian Holdings Limited, Strategic Investments & Projects 2010 to 2015	1	Trinidad and Tobago Unit Trust Corporation since 2016
Ian Chinapoo* Age: 43 c/o Trinidad and Tobago Unit Trust Corporation, 82 Independence Square, Port-of-Spain, Trinidad and Tobago, West Indies	Interested Director	Indefinite, until successor elected; Since September 2014	Executive Director, Trinidad & Tobago Unit Trust Corporation, 2013 to present;	1	Trinidad and Tobago Unit Trust Corporation & its Subsidiaries since 2013
L. Dominic Rampersad* Age: 51 42 Valley View Drive Valley View Maracas, St. Joseph, Trinidad and Tobago, West Indies	Interested Director	Indefinite, until successor elected; Since September 2014	President Phoenix Park Gas Processors Limited	1	Trinidad and Tobago Unit Trust Corporation since 2014

* This person is an “interested person” of the Fund as defined in Section 2(a)(19) of the 1940 Act.  This person is a director of the Trinidad and Tobago Unit Trust Corporation – the Fund’s sponsor.

Name, Address and Age	Position(s) Held With Fund	Term of Office And Length of Time Served	Principal Occupation(s) During Last Five Years
Amoy Van Lowe* Age: 49 c/o Trinidad and Tobago Unit Trust Corporation 82 Independence Square Port-of-Spain, Trinidad and Tobago, West Indies	President and Chief Executive Officer, Treasurer, Secretary and Chief Financial Officer	Indefinite, until successor elected; Since December 2009, Indefinite, until successor elected; Since June 2013
Vice President, Change Management & Integration, Trinidad and Tobago Unit Trust Corporation, 2017 to present

Vice President, Office of the Executive Director, Vice President, Advisory Services, Trinidad and Tobago Unit Trust Corporation, 2013 to 2017

Officer in Charge Financial Advisory & Wealth Management, Trinidad and Tobago Unit Trust Corporation 2011 to 2013

President UTC Financial Services, USA, Inc., 2009 to present

* This person is an “interested person” of the Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940. This person is an officer of the Fund, the Fund’s investment adviser, and/or the Fund’s distributor, UTC Financial Services USA, Inc.

Qualification of Directors

The role of an effective director inherently requires certain personal qualities, such as integrity, as well as the ability to comprehend, discuss and critically analyze materials and issues that are presented so that the director may exercise judgment and reach conclusions in fulfilling his or her duties and fiduciary obligations.  The Fund believes that the specific background of each director evidences those abilities and is appropriate to his or her serving on the Fund’s Board of Directors.  Each Director is an experienced businessperson, is familiar with financial statements, and takes a conservative and thoughtful approach to addressing issues facing the Fund.  Further information about each director is set forth in the table above describing the business activities of each director during the past five years.  This combination of skills and attributes led to the conclusion that each of the directors should serve as a Director.

Board Leadership Structure

The Board of Directors has general oversight responsibility with respect to the operation of the Company and the Fund.  The Board has engaged the Fund’s investment adviser to manage the Fund and is responsible for overseeing the adviser and other service providers to the Company and the Fund in accordance with the provisions of the 1940 Act and other applicable laws.  The Board has established an Audit Committee and Nominating Committee to assist the Board in performing its oversight responsibilities.

The Company does not have a lead independent director, but governance guidelines provide that independent Directors will meet in executive session at each Board meeting.  The small size of the Board, consisting of three interested Directors and four independent Directors, facilitates open discussion and significant involvement by all of the Directors without the need for a formal lead independent director.  In addition, the independent Directors have significant input into the Board meetings.  The Directors believe that the use of an interested Chairman balanced by an independent Audit Committee allows the Board to access the expertise necessary to oversee the Fund, identify risks, recognize shareholder concerns and needs and highlight opportunities.  In light of all these factors, the Company has determined that its leadership structure is appropriate.

Board Oversight of Risk

Through its direct oversight role, and indirectly through the Audit Committee, and Fund officers and service providers, the Board of Directors performs a risk oversight function for the Fund.  To effectively perform its risk oversight function, the Board, among other things, performs the following activities: receives and reviews reports related to the performance and operations of the Fund; reviews and approves, as applicable, the compliance policies and procedures of the Fund; approves the Fund’s principal investment policies; meets with representatives of various service providers, including the Fund’s investment adviser and the independent registered public accounting firm of the Fund, to review and discuss the activities of the Fund and to provide direction with respect thereto; and appoints a chief compliance officer of the Fund who oversees the implementation and testing of the Fund’s compliance program and reports to the Board regarding compliance matters for the Fund and their service providers.

The Fund has an Audit Committee consisting solely of independent Directors.  The Audit Committee plays a significant role in the risk oversight of the Fund as it meets annually with the auditors of the Fund and periodically with the Fund’s chief compliance officer.

Not all risks that may affect the Fund can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Fund, the Fund’s investment adviser or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals. As a result of the foregoing and other factors, the Fund’s ability to manage risk is subject to substantial limitations.

Committees

The Board of Directors has two committees, the Audit Committee and Nominating Committee. The members of both committees are comprised of Directors who are not “interested persons.” Currently, Lucille Mair, Ajatta Mediratta, Leon Thomas and Dionne Hosten are the members of the Audit Committee and the Nominating Committee.

The function of the Audit Committee is to oversee the Fund’s accounting and financial reporting policies and practices, to review the Fund’s audited financial statements, to act as a liaison between the Board of Directors and the Fund’s independent auditors and to recommend selection of an independent auditor to the Board of Directors.  The Audit Committee held two meetings during the fiscal year 2017.

The function of the Nominating Committee is to select and recommend candidates who are not “interested persons” of the Fund for election to the Board of Directors of the Fund.  The Nominating Committee did not hold any meetings during the fiscal year 2017.  The Nominating Committee meets only when necessary to select and recommend candidates who are not “interested persons” of the Fund for election to the Board of Directors of the Fund.  The Nominating Committee does not have a written charter.

The Nominating Committee will consider nominees recommended in writing by a stockholder (other than stockholder recommendations of himself or herself) to serve as Directors, provided: (i) that the stockholder holds one or more series of the Fund at the time he or she submits such names and is entitled to vote at the meeting of stockholders at which Directors will be elected; and (ii) that the Nominating Committee or the Board of Directors, as applicable, will make the final determination of persons to be nominated.  Stockholder nominees will be evaluated in the same manner as committee nominees are evaluated.

Stockholders wishing to recommend a nominee should send their written recommendation to the chair of the Nominating Committee at an address maintained by the Fund’s investment adviser for this purpose.  This address is: Amoy E. Van Lowe, President of the Fund, c/o Trinidad and Tobago Unit Trust Co., 82 Independence Square Port of Spain, Trinidad and Tobago, West Indies.  The recommendation must contain: (i) the name, address and telephone number of, and number of Fund shares owned by, the stockholder (or group of stockholders), and the related account name, number and broker or account provider name; and (ii) if any such stockholder was not a record owner of the Fund at the time the recommendation was submitted, verification acceptable in form and substance to the Fund of the stockholder’s ownership of the Fund at the time the recommendation was made.

The Board of Directors has no other committees.

Compensation

The Fund pays each director $500 per quarter, regardless of the number of board meetings held and/or attended.  Directors also are reimbursed by the Fund for any expenses incurred in connection with attendance at the meetings.  The table below sets forth the compensation paid by the Fund to each of the Directors of the Fund during the fiscal year ended December 31, 2017.

The Board of Directors is presently comprised of seven members: Lucille Mair, Ajatta Mediratta, Leon Thomas, Dionne Hosten, Douglas Camacho, Ian Chinapoo and L. Dominic Rampersad.  Douglas Camacho was appointed as Chairman of the Board effective January 1, 2016.

COMPENSATION TABLE

Name of Director	Aggregate Compensation From the Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund and Fund Complex Paid to Directors

Non-Interested Persons
Ajata Mediratta	$2,000	$0	$0	$2,000
Lucille Mair	$2,000	$0	$0	$2,000
Leon W. Thomas	$2,000	$0	$0	$2,000
Dionne Hosten	$2,000	$0	$0	$2,000

Interested Persons
Douglas Camacho*	$0	$0	$0	$0
Ian Chinapoo*	$0	$0	$0	$0
L. Dominic Rampersad*	$2,000	$0	$0	$2,000

* This person is an “interested person” of the Fund as defined in Section 2(a)(19) of the 1940 Act.  This person is a director of the Trinidad and Tobago Unit Trust Corporation – the Fund’s sponsor.

OWNERSHIP OF MANAGEMENT

The following table sets forth the dollar range of shares of the Fund beneficially owned by each director of the Fund as of December 31, 2017, which is also the valuation date:

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen by Director in Family of Investment Companies

Non-Interested Persons
Ajata Mediratta	None	None
Lucille Mair	None	None
Leon W. Thomas	None	None
Dionne Hosten	None	None

Interested Persons
Douglas Camacho*	None	None
Ian Chinapoo*	None	None
L. Dominic Rampersad*	$10,001 - $50,000	$10,001 - $50,000

* This person is an “interested person” of the Fund as defined in Section 2(a)(19) of the 1940 Act.  This person is a director of the Trinidad and Tobago Unit Trust Corporation – the Fund’s sponsor.

The following table sets forth the shares of the Fund’s investment adviser, principal underwriter or person directly or indirectly controlling, controlled by, or under common control with the investment adviser or principal underwriter of the Fund, beneficially owned by each director of the Fund and his or her Immediate Family Members (as defined in 26 U.S.C. § 152) as of December 31, 2017:

Name of Director	Name of Owners and Relationships to Director	Company	Title of Class	Value of Securities	Percent of Class

Non-Interested Persons
Ajata Mediratta	None	None	None	None	None
Lucille Mair	None	None	None	None	None
Leon W. Thomas	None	None	None	None	None
Dionne Hosten	None	None	None	None	None

Interested Persons
Douglas Camacho*	None	None	None	None	None
Ian Chinapoo*	None	None	None	None	None
L. Dominic Rampersad*	None	None	None	None	None
* This person is an “interested person” of the Fund as defined in Section 2(a)(19) of the 1940 Act.  This person is a director of the Trinidad and Tobago Unit Trust Corporation – the Fund’s sponsor.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of May 1, 2018, the current directors and officers of the Fund as a group owned less than 1% of the Fund’s outstanding shares.

“Principal shareholders” are persons that beneficially or of record own 5% or more of the Fund’s outstanding shares.  A “control person” is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control.  Persons controlling the Fund can determine the outcome of any proposal submitted to the shareholders of the Fund for approval, including changes to the Fund’s fundamental policies or the terms of the management agreement with the Manager or GSAM.  As of May 1, 2018, the following are the principal shareholders of the Fund:

Name and Address	Shares	% Ownership	Type of Ownership
Trinidad & Tobago Unit Trust Co. UTC Financial Centre 82 Independence Square Port of Spain Trinidad & Tobago, W.I.	2,950,771.881	67.52%	Record
Guyana Bank for the Trade and Industry Limited High & Young Streets Kingston Georgetown	225,976.269	5.17%	Record

No person is deemed to “control” the Fund, as that term is defined in the 1940 Act, because the Fund does not know of any person who owns beneficially or through controlled companies more than 25% of the Fund’s shares, or acknowledges the existence of control.

FUND MANAGER, SUB-ADVISOR AND ADMINISTRATOR

Fund Manager

Subject to supervision by the Board of Directors (the “Board”), investment management services are provided to the Fund by UTC Fund Services, Inc. (the “Manager”) pursuant to an investment management agreement executed by the Fund on February 26, 2009, and effective March 1, 2009 (“Management Contract”).  The Manager began managing the Fund’s assets on March 1, 2009.

The Manager is a Delaware limited liability company organized on December 8, 1997, and has been registered as an investment adviser with the SEC since February 26, 2009.  The Manager is a wholly owned subsidiary of The Trinidad and Tobago Unit Trust Corporation (“Unit Trust Corporation”), a quasi-governmental entity which was created by the Unit Trust Corporation of Trinidad and Tobago Act, 1981 (Republic of Trinidad and Tobago Act No. 26 of 1981).  The principal executive office of Unit Trust Corporation is located at the same address as the Manager.  The Fund is currently the only asset pool managed by the Manager.  As of December 31, 2017, the Manager’s parent, Unit Trust Corporation, had approximately $3.24 billion (U.S. dollars) in assets under management.

Under the Management Contract, the Manager provides a continuous investment program for the Fund and makes decisions and places orders to buy, sell or hold particular securities and futures.  The Manager also supervises all matters relating to the operation of the Fund and provides clerical staff, office space, equipment and services.  As compensation for its services, the Manager receives a fee at the annual rate of 0.75% of the portion of the daily net assets not exceeding $10 million; 0.50% of the portion of the daily net assets exceeding $10 million but not exceeding $20 million; and 0.25% of the portion of the daily net assets exceeding $20 million.

The following tables indicate the advisory fees that the Fund paid during the last three fiscal year ends:

For Fiscal Year Ended:	Paid to UTC Fund Services, Inc.
December 31, 2017	$181,951
December 31, 2016	$172,567
December 31, 2015	$177,203

Under the Management Contract, the Manager will not be liable to the Fund for any error of judgment by the Manager or any loss sustained by the Fund except in the case of a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages will be limited as provided in the 1940 Act) or of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

The Management Contract shall be specifically approved at least annually (i) by a majority vote of the independent directors cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or by vote of a majority of the outstanding voting securities of the Fund.  The Management Contract will remain in effect until terminated by either party.  The Management Contract is terminable by vote of the Board or by the holders of a majority of the outstanding voting securities of the Fund at any time without penalty, on 30 days’ written notice to the Manager.  The Management Contract also may be terminated by the Manager on 30 days’ written notice to the Fund.  The Management Contract terminates automatically upon its assignment (as defined in the 1940 Act).

Sub-Advisor

The Manager entered into a sub-advisory agreement with Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282 (“GSAM”) pursuant to which GSAM manages the equity component of the Fund (the “GSAM Sub-Advisory Agreement”), effective as of June 8, 2015. GSAM is an investment advisor registered under the Investment Advisers Act of 1940, as amended and is an indirect wholly-owned subsidiary of The Goldman Sachs Group, Inc.

The Manager serves as investment advisor to the Fund pursuant to the Management Contract; subject at all times to the supervision and approval of the Board, the Manager continues to be responsible for the overall management of the Fund. The Manager recommended to the Board, GSAM, for sub-advisory and other services necessary for the Fund to operate its equity component (“Equity Component”). Under the GSAM Sub-Advisory Agreement, the Manager delegates to GSAM authority to determine what investments should be purchased and sold, and to place orders for all such purchases and sales, regarding the Equity Component, on behalf of the Fund.

The GSAM Sub-Advisory Agreement provides that GSAM, subject to the oversight of the Manager and the Board, is responsible for managing the investment operations of its allocated portion of the Fund’s portfolio, and for making investment decisions and placing orders to purchase and sell securities, all in accordance with the investment objectives and policies of the Fund, as reflected in its current prospectus and statement of additional information, and as may be adopted from time to time by the Board.

The GSAM Sub-Advisory Agreement provides for GSAM to be compensated based on the average month end net assets of the Fund that are allocated to GSAM (at various breakpoints), with such percentage not to exceed 0.50%. GSAM is compensated from the fees that the Advisor receives from the Fund.  There will be no increases in the advisory fees paid by the Fund to the Manager as a consequence of the appointment of GSAM or the approval of the GSAM Sub-Advisory Agreement.

The GSAM Sub-Advisory Agreement may be terminated without the payment of any penalty: (i) by the Fund’s Board or the vote of a majority of the Fund’s outstanding voting securities, on 30 days’ written notice to GSAM or as otherwise permitted by the 1940 Act; (ii) by the Manager on 30 days’ written notice to GSAM; or (iii) by GSAM on 90 days’ written notice to the Manager.

The GSAM Sub-Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties thereunder, GSAM will not be liable for any loss arising out of any portfolio investment or disposition in connection with its activities as sub-advisor to the Fund.

Portfolio Managers

The Manager manages the Fund’s assets using a team specialized in managing international portfolios.  Karen Guyadeen-Gosine is responsible for investment strategy formulation and execution of the Fund.  Cedric Thompson is responsible for the day-to-day management of the Fund’s assets. GSAM is the sub-advisor for the Equity Component of the Fund.  The Equity Component of the Fund is currently managed by Sean Gallagher.  Effective as of May 29, 2018, the investment team managing the Equity Component is comprised of Len Ioffe, Osman Ali and Dennis Walsh.

Information regarding the accounts managed by each portfolio manager as of December 31, 2017, other than the Fund, is set forth below:

	Number of Other Accounts Managed and Total Assets by Account Type			Number of Accounts and Total Assets for Which Advisory Fee is Performance-Based

Name of Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

Karen Guyadeen-Gosine	0 $0	3 $890 million	0 $0	0 $0	0 $0	0 $0

Cedric Thompson	0 $0	3 $890 million	0 $0	0 $0	0 $0	0 $0

Sean Gallagher	8 $7,004 million	1 $153 million	24 $2,021 million	N/A	N/A	N/A

Len Ioffe	26 $14,595 million	38 $12,322 million	24 $6,765 million	N/A	N/A	6 $2,612 million

Osman Ali	26 $14,595 million	38 $12,322 million	24 $6,765 million	N/A	N/A	6 $2,612 million

Dennis Walsh	16 $8,733 million	9 $3,314 million	6 $993 million	N/A	N/A	N/A

The Manager and GSAM have developed policies and procedures reasonably designed to mitigate conflicts when portfolio managers are responsible for managing accounts other than the Fund.  In particular, the Manager and GSAM have adopted policies designed to ensure the fair allocation of securities purchased on an aggregated basis.

The portfolio managers are compensated in various forms.  Messrs. Gallagher, Ioffe, Ali and Walsh are compensated for their services by GSAM.  The compensation for each portfolio manager of the Equity Component consists of a base salary and year-end discretionary variable compensation.  The base salary is fixed from year to year.  Year-end discretionary variable compensation is primarily a function of each portfolio manager’s individual performance and his or her contribution to overall team performance and GSAM.  Additionally, portfolio managers have access to a 401(k) program and investment opportunity programs.

The following table outlines the forms of compensation paid to the portfolio managers by Trinidad & Tobago Unit Trust Corporation as of December 31, 2017.

Name of Portfolio Manager	Form of Compensation	Source of Compensation	Method Used to Determine Compensation (Including Any Differences in Method Between Account Types)

Karen Guyadeen-Gosine	Salary	Trinidad & Tobago Unit Trust Corporation
Karen Guyadeen-Gosine receives a fixed monthly salary from the Corporation.  The Corporation reviews the salaries of its entire staff intermittently and makes adjustments based on the cost of living, the job scope and industry comparisons.  Her salary will not be based on the performance of the Fund or the value of the assets held in the Fund’s portfolio.

	Pension	Trinidad & Tobago Unit Trust Corporation	Karen Guyadeen-Gosine is required to contribute 5% of her pre-tax salary to the Corporation’s internally managed pension plan. The Corporation matches her contribution in the plan.

	Bonus	Trinidad & Tobago Unit Trust Corporation
As part of Karen Guyadeen-Gosine’s compensation, she may receive a discretionary bonus.  Bonuses are based on the achievement of the strategic and financial objectives of the Corporation and the performance appraisals of its employees.  The performance appraisals assess the fulfillment of financial, customer, process and learning goals set by the employees in collaboration with their supervisors at the start of the calendar year.  The goals identified for Karen Guyadeen-Gosine may be linked directly or indirectly to the performance of the Fund.  The Board of Directors of the Corporation determines the amount of the bonus.

Cedric Thompson	Salary	Trinidad & Tobago Unit Trust Corporation
Cedric Thompson receives a fixed monthly salary from the Corporation.  The Corporation reviews the salaries of its entire staff intermittently and makes adjustments based on the cost of living, the job scope and industry comparisons.  His salary will not be based on the performance of the Fund or the value of the assets held in the Fund’s portfolio.

	Pension	Trinidad & Tobago Unit Trust Corporation	Cedric Thompson is required to contribute 5% of his pre-tax salary to the Corporation’s internally managed pension plan. The Corporation matches his contribution in the plan.

Bonus	Trinidad & Tobago Unit Trust Corporation
As part of Cedric Thompson’s compensation, he may receive a discretionary bonus.  Bonuses are based on the achievement of the strategic and financial objectives of the Corporation and the performance appraisals of its employees.  The performance appraisals assess the fulfillment of financial, customer, process and learning goals set by the employees in collaboration with their supervisors at the start of the calendar year.  The goals identified for Cedric Thompson may be linked directly or indirectly to the performance of the Fund.  The Board of Directors of the Corporation determines the amount of the bonus.

The dollar range of shares of the Fund beneficially owned by each portfolio manager as of December 31, 2017 is set forth below.

Name	Dollar Range of Equity Securities in the Fund

Karen Guyadeen-Gosine	None

Cedric Thompson	None

Sean Gallagher	None

Len Ioffe	None

Osman Ali	None

Dennis Walsh	None

Administrator

U.S. Bancorp Fund Services, LLC (the “Administrator”) located at 777 East Wisconsin Avenue, Milwaukee, Wisconsin, 53202, serves as administrator and transfer agent (the “Transfer Agent”) to the Fund pursuant to an agreement with the Fund (the “Administrative Services Agreement”).  Pursuant to the Administrative Services Agreement, subject to the overall authority of the Board in accordance with Maryland law, the Administrator assists in the Fund’s administration and operation, including, but not limited to, the preparation of statistical and research data, data processing services, preparation of management reports for performance and compliance, as well as preparation and maintenance of the Fund’s operating expense budget.  Over the last three fiscal years, the Fund paid the following amounts in administrative fees:

For Fiscal Year Ended:
December 31, 2017	$64,000
December 31, 2016	$65,500
December 31, 2015	$66,287

Custodian

U.S. Bank N. A., 1555 N. River Center Drive, Suite 302, Milwaukee, Wisconsin, 53212, serves as custodian for the Fund.  As such, U.S. Bank holds all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by officers of the Company.  U.S. Bank does not exercise any supervisory function over the management of the Fund, the purchase and sale of securities or the payment of distributions to shareholders.

CODE OF ETHICS

The Company and the Fund’s distributor have adopted a joint code of ethics pursuant to Rule 17j-1 under the 1940 Act.  Also, the Manager has adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act.  The codes of ethics permit personnel subject thereto to invest in securities, including securities that may be purchased or held by the Fund.  The codes of ethics prohibit, among other things, persons subject thereto from purchasing or selling securities if they know at the time of such purchase or sale that the security is being considered for purchase or sale by the Fund or is being purchased or sold by the Fund.

PROXY VOTING POLICY

For Non-Equity Component Portfolio Securities

The Fund votes proxies for non-Equity Component securities in accordance with the Manager’s proxy voting policy, as the Board of Directors has delegated responsibility for proxy voting decisions to the Manager and GSAM.  The Manager generally votes as management recommends with respect to corporate governance issues and compensation plans, and, on social or corporate responsibility issues, the Manager votes in a manner that the Manager believes will be most likely to increase the value of the security.  Where the Fund’s share holdings represent a very small percentage of total outstanding shares of an issuer, the Manager may determine that voting the proxies would not materially benefit the Fund or its shareholders and may elect not to vote the proxies to save time and expense.    GSAM votes securities in accordance with its proxy voting guidelines.  These guidelines embody the positions and factors GSAM generally considers important in casting proxy votes.  They address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, issues of corporate social responsibility and various shareholder proposals. Recognizing the complexity and fact-specific nature of many corporate governance issues, the GSAM guidelines identify factors it considers in determining how the vote should be cast.  The guiding principle in the guidelines is to make decisions that favor proposals that in GSAM’s view maximize a company’s shareholder value and are not influenced by conflicts of interest.

In the event that a vote presents a conflict of interest between the interests of the Fund and the Manager, the Manager will disclose the conflict to the Board and utilize the services of outside third party professionals (such as Institutional Shareholder Services) to assist the Manager with the voting based on the best interest of the Fund and its shareholders.  In the event an outside third party professional is not available, the Manager will seek advice from the Board with respect to voting the securities.

For Equity Component Portfolio Securities

GSAM votes proxies in accordance with their proxy voting policy (the “Proxy Voting Policy”).  Under the Proxy Voting Policy, GSAM’s guiding principles in performing proxy voting are to make decisions that favor proposals that in GSAM’s view tend to maximize a company’s shareholder value and are not influenced by conflicts of interest. To implement these guiding principles for investments in publicly-traded equities, GSAM has developed customized proxy voting guidelines (the “Guidelines”). These Guidelines address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, issues of corporate social responsibility and various shareholder proposals. The Guidelines embody the positions and factors GSAM generally considers important in casting proxy votes.

GSAM has retained a third-party proxy voting service (“Proxy Service”), currently Institutional Shareholder Services, to assist in the implementation and administration of certain proxy voting-related functions including, without limitation, operational, recordkeeping and reporting services. The Proxy Service also prepares a written analysis and recommendation (a “Recommendation”) of each proxy vote that reflects the Proxy Service’s application of the Guidelines to particular proxy issues. While it is GSAM’s policy generally to follow the Guidelines and Recommendations from the Proxy Service, GSAM’s portfolio management team (“Portfolio Management Team”) may on certain proxy votes seek approval to diverge from the Guidelines or a Recommendation by following an “override” process. Such decisions are subject to a review and approval process, including a determination that the decision is not influenced by any conflict of interest. In forming their views on particular matters, the Portfolio Management Team is also permitted to consider applicable regional rules and practices, including codes of conduct and other guides, regarding proxy voting, in addition to the Guidelines and Recommendations. GSAM may hire other service providers to replace or supplement the Proxy Service with respect to any of the services GSAM currently receives from the Proxy Service.

GSAM conducts periodic due diligence meetings with the Proxy Service which include, but are not limited to, a review of the Proxy Service’s general organizational structure, new developments with respect to research and technology, work flow improvements and internal due diligence with respect to conflicts of interest.

GSAM’s proxy voting policy and guidelines shall, upon the request of the Manager, be reviewed on a period basis with the Board.  Pursuant to the GSAM Sub-Advisory Agreement, the proxy voting authority granted to GSAM in relation to the portfolio securities of the Equity Component of the Fund, may be withdrawn by the Company, the Fund or Manager.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12‑month period ended June 30, 2017 is available, without charge, upon request, by calling (800) 368‑3322 (for U.S. residents) or 1-868-624-8648 (for non-U.S. residents), and on the SEC’s website at http://www.sec.gov.

DISTRIBUTOR, DISTRIBUTION PLAN AND SERVICE FEES

Distributor

UTC Financial Services USA, Inc. (formerly known as Chaconia Financial Services, Inc.) (the “Distributor”), an affiliate of the Trinidad and Tobago Unit Trust Corporation, is the distributor in the United States for shares of the Fund pursuant to a Distribution Agreement (the “Agreement”) dated November 8, 2002, between the Company and the Distributor.  The Agreement is re-approved annually by the Board.  The Distributor is a broker-dealer and a member of the Financial Industry Regulatory Authority (successor to the National Association of Securities Dealers, Inc. since July 24, 2002).  Shares of the Fund are offered on a continuous basis.  The Agreement provides that the Distributor, as agent in connection with the distribution of shares of the Fund, will use its best efforts to distribute such shares.  The Distributor’s address is UTC Financial Services USA, Inc., c/o Trinidad and Tobago Unit Trust Corporation, UTC Financial Centre, 82 Independence Square, Port-of-Spain, Trinidad.

Distribution Plan

The Company has adopted a Distribution Plan applicable to the Fund under Section 12(b) and Rule 12b-1 of the 1940 Act.  The Distribution Plan was adopted in anticipation that the Fund will benefit from the Distribution Plan through increased sales of Shares, thereby reducing the Fund’s expense ratio and providing the Manager with an asset size that allows greater flexibility in management.  Pursuant to the Plan, registered broker-dealers and other persons (“Qualified Recipients”) that have rendered distribution assistance (whether direct, administrative or both) and that enter into written agreements with the Fund may receive fees for expenses incurred not to exceed 0.50% for the Fund, based on the average value of the “Qualified Holdings” of the applicable Qualified Recipient.  In addition, the Fund will purchase advertising, sales literature, other promotional material and marketing services.

“Qualified Holdings” are all of the shares of the Fund beneficially owned by (1) a Qualified Recipient; (2) the customers (brokerage or other) of a Qualified Recipient; (3) the clients (investment advisory or other) of a Qualified Recipient; (4) the accounts as to which a Qualified Recipient has a fiduciary or custodial relationship; and (5) the members of a Qualified Recipient, if such Qualified Recipient is an association or union; provided that the Qualified Recipient shall have been instrumental in the purchase of shares by, or shall have provided administrative assistance in relation to such purchases to, such customers, clients, accounts or members.

Qualified Recipients include the Trinidad & Tobago Unit Trust Co.  The Trinidad & Tobago Unit Trust Co., an affiliated person of the Fund, holds shares of the Fund in an omnibus account on behalf of its clients, and it receives payments under the Plan for the distribution and service activities that it provides to its clients, including advertising, sales literature, other promotional material and marketing services, and shareholder services for such clients.

The Fund will pay Qualified Recipients, during a fiscal year of the Fund, an aggregate amount not to exceed 0.50%, based on the average value of the Qualified Holdings of the applicable Qualified Recipient, which is paid quarterly, subject to compliance with guidelines adopted from time to time by the Board.

The aggregate amount paid by the Fund for the fiscal year ended December 31, 2017 was as follows:
Gross 12b-1 Fees	$213,902

SHAREHOLDER SERVICING FEE

The Fund has entered into a General Service Agreement with The Trinidad and Tobago Unit Trust Corporation pursuant to which the Unit Trust Corporation provides certain shareholder services and maintenance of shareholder accounts for the Fund’s shareholders located in Trinidad and Tobago.  As compensation for its services, the Unit Trust Corporation receives a service fee of 0.25% of the Fund’s average daily net assets, paid quarterly.

DETERMINATION OF NET ASSET VALUE

The net asset value (or price) per share of the Fund’s shares will fluctuate and normally is determined as of the close of trading on the New York Stock Exchange (the “Exchange”) (currently 4 p.m. Eastern time) each business day.  The Exchange annually announces the days on which it will not be open for trading. The most recent announcement indicates that it will not be, open on the following days: New Years Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the Exchange may close on days not included in that announcement.

The net asset value (or price) per share is computed by dividing the total value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of the Fund’s shares outstanding at such time.  The Fund values its assets based on their current market value when market quotations are readily available. If such value cannot be established, assets are valued at fair value as determined in good faith by or under the direction of the Board.

Securities for which the primary market is the National Association of Securities Dealer’s Automated Quotation System (“NASDAQ”) are valued at the NASDAQ Official Closing Price.  Securities for which market quotations are not readily available are valued at fair market value as determined in good faith under procedures established by the Board.  Short-term debt securities that mature in more than 60 days are valued at current market quotations.  Short-term debt securities which mature in 60 days or less are valued at amortized cost if their term to maturity from the date of purchase was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their term to maturity from the date of purchase exceeded 60 days, unless the Board determines that such valuation does not represent fair value.

Following the calculation of security values in terms of currency in which the market quotation used is expressed (“local currency”), the valuing agent shall calculate these values in terms of United States dollars on the basis of the conversion of the local currencies (if other than U.S.) into United States dollars at the rates of exchange prevailing at the value time as determined by the valuing agent.  The value of other property owned by the Fund shall be determined in a manner that, in the discretion of the valuing agent of the Fund, most fairly reflects fair market value of the property on such date.

Trading in securities on European securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the Exchange is open). In addition, European securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in various foreign markets on days which are not business days in New York and on which the Fund’s net asset value is not calculated.  The Fund calculates its net asset value per share and, therefore, effects sales, redemptions and repurchases of its shares, as of the close of the Exchange once on each day on which the Exchange is open. Such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. If events materially affecting the value of such securities occur between the time when their price is determined and the time when the Fund’s net asset value is calculated, such securities will be valued at fair value as determined in good faith according to procedures adopted by the Board.

The net asset value per share is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of interests in the portfolio or Fund outstanding at such time, as shown below:

Net Assets	=	Net Asset Value per share
Shares Outstanding

PURCHASE AND REDEMPTION OF SHARES

The procedure for purchasing shares of the Fund is summarized in the prospectus under “How do You Purchase Shares of the Fund?” and the procedure for redemption of shares is summarized in the prospectus under “How do You Sell Shares of the Fund?”  Investors may now elect to purchase shares through the continuing automatic investment plan as described in the prospectus.

The Fund will redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value during any 90-day period for any one shareholder.  The Fund reserves the right to pay other redemptions, either total or partial, by a distribution in kind of readily marketable securities (instead of cash) from the Fund’s portfolio.  The securities distributed in such a distribution would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being redeemed.  If a shareholder receives a distribution in kind, he or she should expect to incur transaction costs when he or she converts the securities to cash.

It is important that the Fund maintain a correct address for each investor.  An incorrect address may cause an investor’s account statements and other mailings to be returned to the Fund.  Upon receiving returned mail, the Fund will attempt to locate the investor or rightful owner of the account.  If the Fund is unable to locate the investor, then it will determine whether the investor’s account has been legally abandoned.  The Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements.  The investor’s last known address of record determines which state has jurisdiction.

INACTIVE ACCOUNTS

It is the responsibility of a shareholder to ensure that the shareholder maintains a correct address for the shareholder’s account(s), as a shareholder’s account(s) may be transferred to the shareholder’s state of residence if no activity occurs within the shareholder’s account during the “inactivity period” specified in the applicable state’s abandoned property laws. Specifically, an incorrect address may cause a shareholder’s account statements and other mailings to be returned to the Fund. Upon receiving returned mail, the Fund will attempt to locate the shareholder or rightful owner of the account. If the Fund is unable to locate the shareholder, then they will determine whether the shareholder’s account has legally been abandoned. The Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The shareholder’s last known address of record determines which state has jurisdiction. Interest or income is not earned on redemption or distribution checks sent to you during the time the check remained uncashed.

Shareholders that reside in the state of Texas may designate a representative to receive escheatment notifications by completing and submitting a designation form that can be found on the website of the Texas Comptroller.  While the designated representative does not have any rights to claim or access the shareholder’s account or assets, the escheatment period will cease if the representative communicates knowledge of the shareholder’s location and confirms that the shareholder has not abandoned his or her property.  If a shareholder designates a representative to receive escheatment notifications, any escheatment notices will be delivered both to the shareholder and the designated representative.  A completed designation form may be mailed to the Fund (if shares are held directly with the Fund) or to the shareholder’s financial intermediary (if shares are not held directly with the Fund).

ALLOCATION OF INVESTMENT OPPORTUNITIES

There may be times when a given investment opportunity is appropriate for some, or all, of the Manager’s and/or GSAM’s other client accounts. It is the policy and practice of the Manager and GSAM not to favor or disfavor consistently or consciously any client or class of clients in the allocation of investment opportunities, so that to the extent practical, such opportunities will be allocated among clients, including the Fund, over a period of time on a fair and equitable basis.

If the Manager and/or GSAM determines that a particular investment is appropriate for more than one client account, the Manager and/or GSAM may aggregate securities transactions for those client accounts (“block trades”).  To ensure that no client account is disadvantaged as a result of such aggregation, the Manager and GSAM have adopted policies and procedures to ensure that the Manager or GSAM, respectively, does not aggregate securities transactions for client accounts unless they believe that aggregation is consistent with their duty to seek best execution for client accounts and is consistent with the applicable agreements of the client accounts for which the Manager and GSAM aggregate securities transactions.  No client account is favored over any other client account in block trades, and each client account that participates in block trades participates at the average share price for all transactions in the security for which that aggregated order is placed on the day that such aggregated order is placed.  Subject to minimum ticket charges, transaction costs are shared in proportion to client accounts’ participation.

PORTFOLIO TRANSACTIONS AND BROKERAGE

The Management Contract states that in connection with its duties to arrange for the purchase and the sale of securities and futures held in the portfolio of the Fund by placing purchase and sale orders for the Fund, the Manager shall select such registered broker-dealers (“brokers”) as shall, in its judgment, achieve the policy of “best execution,” (i.e., prompt and efficient execution at the most favorable securities price).  In making such selection, the Manager is authorized in the Management Contract to consider the reliability, integrity and financial condition of the brokers.  The Manager is also authorized by the Management Contract to consider whether the brokers provide brokerage and/or research services to the Fund and/or other accounts of the Manager.  The aggregate amount of brokerage commissions paid by the Fund during the fiscal years 2017, 2016 and 2015 were $48,663, $50,173 and $27,008, respectively.

The Management Contract states that the commissions paid to brokers may be higher than other brokers would have charged if a good faith determination is made by the Manager that the commission is reasonable in relation to the services provided, viewed in terms of either that particular transaction on the Manager’s overall responsibilities as to the accounts as to which it exercises investment discretion and that the Manager shall use its judgment in determining that the amount of commissions paid are reasonable in relation to the value of brokerage and research services provided and need not place or attempt to place a specific dollar value on such services or on the portion of commission rates reflecting such services.  The Management Contract provides that to demonstrate that such determinations were in good faith, and to show the overall reasonableness of commissions paid, the Manager shall be prepared to show that commissions paid (i) were for purposes contemplated by the Management Contract; (ii) were for products or services which provide lawful and appropriate assistance to its decision making process; and (iii) were within a reasonable range as compared to the rates charged by brokers to other institutional investors as such rates may become known from available information.

The research services discussed above may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic or institutional areas and information assisting the Fund in the valuation of its investments.  The research that the Manager receives for brokerage commissions, whether or not useful to the Fund, may be useful to it in managing the accounts of its other advisory clients. Similarly, the research received for the commissions of such accounts may be useful to the Fund.

The debt securities which will be the principal component of the Fund’s portfolio are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer.  Money market instruments usually trade on a “net” basis as well.  On occasion, certain money market instruments may be purchased by the Fund directly from an issuer in which case no commissions or discounts are paid.  In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount.

Brokerage commissions in Trinidad and Tobago, as in the U.S., are negotiable.  Trinidad and Tobago brokers, which act as agent, and dealers, which act as principal, are subject to government regulation if they deal with public investors.

Pursuant to a plan adopted by the Board under, and subject to the provisions of Rule 10f-3 under the 1940 Act, the Fund may purchase securities during the existence of an underwriting or selling syndicate, when a principal underwriter is an affiliate of the Fund. The plan and Rule 10f-3 limit the securities that may be so purchased, the time and manner of purchase, the underwriting discounts and amount of purchase, and require a review by the Board of any such transactions at least quarterly.

CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS

IN VIEW OF THE COMPLEXITIES OF U.S. FEDERAL AND OTHER INCOME TAX LAWS APPLICABLE TO REGULATED INVESTMENT COMPANIES, A PROSPECTIVE SHAREHOLDER IS URGED TO CONSULT WITH AND RELY SOLELY UPON ITS TAX ADVISORS TO UNDERSTAND FULLY THE U.S. FEDERAL, STATE, LOCAL AND FOREIGN TAX CONSEQUENCES TO THAT INVESTOR OF SUCH AN INVESTMENT BASED ON THAT INVESTOR’S PARTICULAR FACTS AND CIRCUMSTANCES. THIS SUMMARY IS NOT INTENDED TO BE, AND SHOULD NOT BE CONSTRUED AS, LEGAL OR TAX ADVICE TO ANY PROSPECTIVE SHAREHOLDER.

The following information supplements and should be read in conjunction with the section in the prospectus entitled “What About Taxes?” The prospectus generally describes the U.S. federal income tax treatment of distributions by the Fund. This section of the SAI provides additional information concerning U.S. federal income taxes. It is based on the Internal Revenue Code of 1986, as amended (the “Code”), applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. Except as specifically set forth below, the following discussion does not address any state, local or foreign tax matters.

A shareholder’s tax treatment may vary depending upon the shareholder’s particular situation. This discussion applies only to shareholders holding Fund shares as capital assets within the meaning of the Code. A shareholder may also be subject to special rules not discussed below if they are a certain kind of shareholder, including, but not limited to: an insurance company; a tax-exempt organization; a financial institution or broker-dealer; a person who is neither a citizen nor resident of the United States or entity that is not organized under the laws of the United States or political subdivision thereof; a shareholder who holds Fund shares as part of a hedge, straddle or conversion transaction; a shareholder who does not hold Fund shares as a capital asset; or an entity taxable as a partnership for U.S. federal income tax purposes and investors in such an entity.

The Fund has not requested and will not request an advance ruling from the Internal Revenue Service (the “IRS”) as to the U.S. federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the following discussion and the discussions in the prospectus applicable to each shareholder address only some of the U.S. federal income tax considerations generally affecting investments in the Fund. Prospective shareholders are urged to consult their own tax advisers and financial planners regarding the U.S. federal tax consequences of an investment in the Fund, the application of state, local or foreign laws, and the effect of any possible changes in applicable tax laws on their investment in the Fund.

Qualification as a Regulated Investment Company

It is intended that the Fund qualify for treatment as a regulated investment company (a “RIC”) under Subchapter M of Subtitle A, Chapter 1 of the Code. In order to qualify as a RIC under the Code, the Fund must, among other things, derive at least 90% of its gross income each taxable year generally from (i) dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts) and (ii) net income derived from an interest in a qualified publicly traded partnership, as defined in the Code. Future U.S. Treasury regulations may (possibly retroactively) exclude from qualifying income foreign currency gains that are not directly related to the Fund’s principal business of investing in stock, securities or options and futures with respect to stock or securities. In general, for purposes of this 90% gross income requirement, income derived from a partnership, except a qualified publicly traded partnership, will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the RIC.

In general, gold and other precious metals do not constitute qualifying assets, and gain derived from the sale of gold or other precious metals does not constitute qualifying income. To reduce the risk that the Fund’s investments in gold, silver, platinum and palladium bullion, whether held directly or indirectly, may result in the Fund’s failure to satisfy the requirements of Subchapter M, the Adviser will endeavor to manage the Fund’s portfolio so that (i) less than 10% of the Fund’s gross income each year will be derived from its investments in gold, silver, platinum and palladium bullion, and (ii) less than 50% of the value of the Fund’s assets, at the end of each quarter, will be invested in gold, silver, platinum and palladium bullion or other non-qualifying assets.

The Fund must also diversify its holdings so that, at the end of each quarter of the Fund’s taxable year: (i) at least 50% of the fair market value of its gross assets consists of (A) cash and cash items (including receivables), U.S. government securities and securities of other RICs, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed 5% of the value of the Fund’s total assets and do not exceed 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), the securities of two or more issuers the Fund controls and which are engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. In addition, for purposes of meeting the diversification requirement of clause (i)(B), the term “outstanding voting securities of such issuer” includes the equity securities of a qualified publicly traded partnership. The qualifying income and diversification requirements applicable to the Fund may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts and swap agreements.

If the Fund fails to satisfy any of the qualifying income or diversification requirements in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirement. Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Fund corrects the failure within a specified period. If the applicable relief provisions are not available or cannot be met, the Fund will be taxed in the same manner as an ordinary corporation, described below.

In addition, with respect to each taxable year, the Fund generally must distribute to its shareholders at least 90% of its investment company taxable income, which generally includes its ordinary income and the excess of any net short-term capital gain over net long- term capital loss, and at least 90% of its net tax-exempt interest income earned for the taxable year. If the Fund meets all of the RIC qualification requirements, it generally will not be subject to U.S. federal income tax on any of the investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. For this purpose, the Fund generally must make the distributions in the same year that it realizes the income and gain, although in certain circumstances, the Fund may make the distributions in the following taxable year. Shareholders generally are taxed on any distributions from the Fund in the year they are actually distributed. However, if the Fund declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, the Fund and its shareholders will be treated as if the Fund paid the distribution on December 31 of the first year. The Fund intends to distribute its net income and gain in a timely manner to maintain its status as a RIC and eliminate fund-level U.S. federal income taxation of such income and gain. However, no assurance can be given that the Fund will not be subject to U.S. federal income taxation.

Moreover, the Fund may retain for investment all or a portion of their net capital gain. If the Fund retains any net capital gain, it will be subject to a tax at regular corporate rates on the amount retained, but may report the retained amount as undistributed capital gain in a written statement furnished to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gain included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Fund is not required to, and there can be no assurance that it will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

If, for any taxable year, the Fund fails to qualify as a RIC, and is not eligible for relief as described above, it will be taxed in the same manner as an ordinary corporation without any deduction for its distributions to shareholders, and all distributions from the Fund’s current and accumulated earnings and profits (including any distributions of its net tax-exempt income and net long-term capital gain) to its shareholders will be taxable as dividend income. To re-qualify to be taxed as a RIC in a subsequent year, the Fund may be required to distribute to its shareholders its earnings and profits attributable to non-RIC years reduced by an interest charge on 50% of such earnings and profits payable by the Fund to the IRS. In addition, if the Fund initially qualifies as a RIC but subsequently fails to qualify as a RIC for a period greater than two taxable years, the Fund generally would be required to recognize and pay tax on any net unrealized gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, to be subject to tax on such unrealized gain recognized for a period of ten years, in order to re-qualify as a RIC in a subsequent year.

Equalization Accounting

The Fund may use the so-called “equalization method” of accounting to allocate a portion of its “earnings and profits,” which generally equals the Fund’s undistributed investment company taxable income and net capital gain, with certain adjustments, to redemption proceeds. This method permits the Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect the Fund’s total returns, it may reduce the amount that the Fund would otherwise distribute to continuing shareholders by reducing the effect of redemptions of Fund shares on Fund distributions to shareholders. However, the IRS may not have expressly sanctioned the particular equalization methods that may be used by the Fund, and thus the Fund’s use of these methods may be subject to IRS scrutiny.

Capital Loss Carry-Forwards

For net capital losses realized in taxable years beginning before January 1, 2011, the Fund is permitted to carry forward a net capital loss to offset its capital gain, if any, realized during the eight years following the year of the loss, and such capital loss carry-forward is treated as a short-term capital loss in the year to which it is carried. For net capital losses realized in taxable years beginning on or after January 1, 2011, the Fund is permitted to carry forward a net capital loss to offset its capital gain indefinitely. For capital losses realized in taxable years beginning after January 1, 2011, the excess of the Fund’s net short-term capital loss over its net long-term capital gain is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year and the excess of the Fund’s net long-term capital loss over its net short-term capital gain is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. If future capital gain is offset by carried-forward capital losses, such future capital gain is not subject to fund-level U.S. federal income tax, regardless of whether it is distributed to shareholders. Accordingly, the Fund does not expect to distribute any such offsetting capital gain. The Fund cannot carry back or carry forward any net operating losses.

As of December 31, 2017, the Fund had no accumulated capital loss carry-forwards. If the Fund engages in a reorganization, either as an acquiring fund or acquired fund, its capital loss carry-forwards (if any), its unrealized losses (if any), and any such losses of other funds participating in the reorganization may be subject to severe limitations that could make such losses, in particular losses realized in taxable years beginning before January 1, 2011, substantially unusable. The Fund has engaged in reorganizations in the past and/or may engage in reorganizations in the future.

Excise Tax

If the Fund fails to distribute by December 31 of each calendar year at least the sum of 98% of its ordinary income for that year (excluding capital gains and losses), 98.2% of its capital gain net income (adjusted for certain net ordinary losses) for the 12-month period ending on October 31 of that year, and any of its ordinary income and capital gain net income from previous years that was not distributed during such years, the Fund will be subject to a nondeductible 4% U.S. federal excise tax on the undistributed amounts (other than to the extent of its tax-exempt interest income, if any). For these purposes, the Fund will be treated as having distributed any amount on which it is subject to corporate level U.S. federal income tax for the taxable year ending within the calendar year. The Fund generally intends to actually, or be deemed to, distribute substantially all of its ordinary income and capital gain net income, if any, by the end of each calendar year and thus expects not to be subject to the excise tax. However, no assurance can be given that the Fund will not be subject to the excise tax. Moreover, the Fund reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (for example, the amount of excise tax to be paid by the Fund is determined to be de minimis).

Taxation of Investments

In general, realized gains or losses on the sale of securities held by the Fund will be treated as capital gains or losses, and long-term capital gains or losses if the Fund has held the disposed securities for more than one year at the time of disposition.

If the Fund purchases a debt obligation with original issue discount (“OID”) (generally, a debt obligation with a purchase price at original issuance less than its principal amount, such as a zero-coupon bond), which generally includes “payment-in-kind” or “PIK” bonds, the Fund generally is required to annually include in its taxable income a portion of the OID as ordinary income, even though the Fund may not receive cash payments attributable to the OID until a later date, potentially until maturity or disposition of the obligation. A portion of the OID includible in income with respect to certain high-yield corporate discount obligations may be treated as a dividend for U.S. federal income tax purposes. Similarly, if the Fund purchases a debt obligation with market discount (generally a debt obligation with a purchase price after original issuance less than its principal amount (reduced by any OID)), the Fund generally is required to annually include in its taxable income a portion of the market discount as ordinary income, even though the Fund may not receive cash payments attributable to the market discount until a later date, potentially until maturity or disposition of the obligation. The Fund generally will be required to make distributions to shareholders representing the OID or market discount income on debt obligations that is currently includible in income, even though the cash representing such income may not have been received by the Fund. Cash to pay such distributions may be obtained from sales proceeds of securities held by the Fund which the Fund otherwise might have continued to hold; obtaining such cash might be disadvantageous for the Fund.

If the Fund invests in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default, special tax issues may exist for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, OID, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by the Fund when, as, and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

If an option granted by the Fund is sold, lapses or is otherwise terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some capital losses realized by the Fund in the sale, exchange, exercise, or other disposition of an option may be deferred if they result from a position that is part of a “straddle,” discussed below. If securities are sold by the Fund pursuant to the exercise of a covered call option granted by it, the Fund generally will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by the Fund pursuant to the exercise of a put option granted by it, the Fund generally will subtract the premium received from its cost basis in the securities purchased.

Some regulated futures contracts, certain foreign currency contracts, and non-equity, listed options used by the Fund will be deemed “Section 1256 contracts.” The Fund will be required to “mark-to-market” any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at market value. Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the “mark-to-market” rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss, although certain foreign currency gains and losses from such contracts may be treated as ordinary income or loss (as described below). These provisions may require the Fund to recognize income or gains without a concurrent receipt of cash. Transactions that qualify as designated hedges are exempt from the mark-to-market rule and the “60%/40%” rule and may require the Fund to defer the recognition of losses on certain futures contracts, foreign currency contracts and non-equity options.

Foreign currency gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt obligations, certain options, futures contracts, forward contracts, and similar instruments relating to foreign currency, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income or loss and may affect the amount and timing of recognition of the Fund’s income. Under future U.S. Treasury regulations, any such transactions that are not directly related to the Fund’s investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test described above. If the net foreign currency loss exceeds the Fund’s net investment company taxable income (computed without regard to such loss) for a taxable year, the resulting ordinary loss for such year will not be deductible by the Fund or its shareholders in future years.

Offsetting positions held by the Fund involving certain derivative instruments, such as financial forward, futures, and options contracts, may be considered, for U.S. federal income tax purposes, to constitute “straddles.” “Straddles” are defined to include “offsetting positions” in actively traded personal property. The tax treatment of “straddles” is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256 of the Code, described above. If the Fund is treated as entering into a “straddle” and at least one (but not all) of the Fund’s positions in derivative contracts comprising a part of such straddle is governed by Section 1256 of the Code, then such straddle could be characterized as a “mixed straddle.” The Fund may make one or more elections with respect to “mixed straddles.” Depending upon which election is made, if any, the results with respect to the Fund may differ. Generally, to the extent the straddle rules apply to positions established by the Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain. In addition, the existence of a straddle may affect the holding period of the offsetting positions. As a result, the straddle rules could cause distributions that would otherwise constitute qualified dividend income (defined below) to fail to satisfy the applicable holding period requirements (described below) and therefore to be taxed as ordinary income. Furthermore, the Fund may be required to capitalize, rather than deduct currently, any interest expense and carrying charges applicable to a position that is part of a straddle, including any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. Because the application of the straddle rules may affect the character and timing of gains and losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to the situation where the Fund had not engaged in such transactions.

If the Fund enters into a “constructive sale” of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale of an appreciated financial position occurs when the Fund enters into certain offsetting transactions with respect to the same or substantially identical property, including: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in future U.S. Treasury regulations. The character of the gain from constructive sales will depend upon the Fund’s holding period in the appreciated financial position. Losses realized from a sale of a position that was previously the subject of a constructive sale will be recognized when the position is subsequently disposed of. The character of such losses will depend upon the Fund’s holding period in the position and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to certain closed transactions, including if such a transaction is closed on or before the 30th day after the close of the Fund’s taxable year and the Fund holds the appreciated financial position unhedged throughout the 60-day period beginning with the day such transaction was closed.

The amount of long-term capital gain the Fund may recognize from certain derivative transactions with respect to interests in certain pass-through entities is limited under the Code’s constructive ownership rules. The amount of long-term capital gain is limited to the amount of such gain the Fund would have had if the Fund directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

In addition, the Fund’s transactions in securities and certain types of derivatives (e.g., options, futures contracts, forward contracts, and swap agreements) may be subject to other special tax rules, such as the wash sale rules or the short sale rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments to the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains, and/or convert short-term capital losses into long- term capital losses. These rules could therefore affect the amount, timing, and character of distributions to shareholders.

Rules governing the U.S. federal income tax aspects of derivatives, including swap agreements, are in a developing stage and are not entirely clear in certain respects. Accordingly, while the Fund intends to account for such transactions in a manner it deems to be appropriate, the IRS might not accept such treatment. If it did not, the status of the Fund as a RIC might be jeopardized. Certain requirements that must be met under the Code in order for the Fund to qualify as a RIC may limit the extent to which the Fund will be able to engage in derivatives transactions.

The Fund may invest in real estate investment trusts (“REITs”). Investments in REIT equity securities may require the Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. The Fund’s investments in REIT equity securities may at other times result in the Fund’s receipt of cash in excess of the REIT’s earnings if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Dividends received by the Fund from a REIT generally will not constitute qualified dividend income and will not qualify for the dividends-received deduction.  Under recent legislation, certain income distributed by pass through entities is allowed up to a 20% deduction; however, it is unclear at this time whether a RIC (such as the Fund) can pass on such deduction on REIT distributions to shareholders.

The Fund may invest directly or indirectly in residual interests in real estate mortgage investment conduits (“REMICs”) or in other interests that may be treated as taxable mortgage pools (“TMPs”) for U.S. federal income tax purposes. Under IRS guidance, the Fund must allocate “excess inclusion income” received directly or indirectly from REMIC residual interests or TMPs to its shareholders in proportion to dividends paid to such shareholders, with the same consequences as if the shareholders had invested in the REMIC residual interests or TMPs directly.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) constitutes unrelated business taxable income to Keogh, 401(k) and qualified pension plans, as well as individual retirement accounts and certain other tax exempt entities, thereby potentially requiring such an entity, which otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, does not qualify for any reduction, by treaty or otherwise, in the 30% U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (as defined in the Code) is a record holder of a share in the Fund, then the Fund will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal corporate income tax rate. To the extent permitted under the 1940 Act, the Fund may elect to specially allocate any such tax to the applicable disqualified organization, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. The Fund may or may not make such an election will be made.

“Passive foreign investment companies” (“PFICs”) are generally defined as foreign corporations with respect to which at least 75% of their gross income for their taxable year is income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or at least 50% of their assets on average produce, or are held for the production of, such passive income. If the Fund acquires any equity interest in a PFIC, the Fund could be subject to U.S. federal income tax and interest charges on “excess distributions” received from the PFIC or on gain from the sale of such equity interest in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders. Excess distributions will be characterized as ordinary income even though, absent the application of PFIC rules, some excess distributions may have been classified as capital gain.

The Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to PFICs. Elections may be available that would ameliorate these adverse tax consequences, but such elections could require the Fund to recognize taxable income or gain without the concurrent receipt of cash. Investments in PFICs could also result in the treatment of associated capital gains as ordinary income. The Fund may attempt to limit and/or manage its holdings in PFICs to minimize their tax liability or maximize their returns from these investments but there can be no assurance that they will be able to do so. Moreover, because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, the Fund may incur the tax and interest charges described above in some instances. Dividends paid by the Fund attributable to income and gains derived from PFICs will not be eligible to be treated as qualified dividend income.

            If the Fund owns 10% or more of either the voting power or value of the stock of a “controlled foreign corporation” (a “CFC”), such corporation will not be treated as a PFIC with respect to the Fund. In general, the Fund may be required to recognize dividends from a CFC before actually receiving any dividends. There may also be a tax imposed on a U.S. shareholder’s aggregate net CFC income that is treated as global intangible low-taxed income. As a result of the foregoing, the Fund may be required to recognize income sooner than it otherwise would.

In addition to the investments described above, prospective shareholders should be aware that other investments made by the Fund may involve complex tax rules that may result in income or gain recognition by the Fund without corresponding current cash receipts. Although the Fund seeks to avoid significant non-cash income, such non-cash income could be recognized by the Fund, in which case the Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Fund could be required at times to liquidate investments prematurely in order to satisfy their minimum distribution requirements.

Notwithstanding the foregoing, under recently enacted tax legislation, accrual method taxpayers required to recognize gross income under the “all events test” no later than when such income is recognized as revenue in an applicable financial statement (e.g., an audited financial statement which is used for reporting to partners).  This new rule may require the Fund to recognize income earlier than as described above.

Taxation of Distributions

Distributions paid out of the Fund’s current and accumulated earnings and profits (as determined at the end of the year), whether paid in cash or reinvested in the Fund, generally are deemed to be taxable distributions and must be reported by each shareholder who is required to file a U.S. federal income tax return. Dividends and other distributions on the Fund’s shares are generally subject to U.S. federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares acquired at a time when the Fund’s net asset value reflects gains that are either unrealized, or realized but not distributed. For U.S. federal income tax purposes, the Fund’s earnings and profits, described above, are determined at the end of the Fund’s taxable year and are allocated pro rata to distributions paid over the entire year. Distributions in excess of the Fund’s current and accumulated earnings and profits will first be treated as a return of capital up to the amount of a shareholder’s tax basis in the shareholder’s Fund shares and then as capital gain. The Fund may make distributions in excess of its earnings and profits, from time to time.

For U.S. federal income tax purposes, distributions of investment income are generally taxable as ordinary income, and distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. Distributions properly reported in writing by the Fund as capital gain dividends will be taxable to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund’s net capital gain for the taxable year), regardless of how long a shareholder has held Fund shares, and do not qualify as dividends for purposes of the dividends-received deduction or as qualified dividend income. The Fund will report capital gain dividends, if any, in a written statement furnished to its shareholders after the close of the Fund’s taxable year.

Fluctuations in foreign currency exchange rates may result in foreign exchange gain or loss on transactions in foreign currencies, foreign currency-denominated debt obligations, and certain foreign currency options, futures contracts and forward contracts. Such gains or losses are generally characterized as ordinary income or loss for tax purposes. The Fund must make certain distributions in order to qualify as a RIC, and the timing of and character of transactions such as foreign currency-related gains and losses may result in the fund paying a distribution treated as a return of capital. Such distribution is nontaxable to the extent of the recipient’s basis in its shares.

Some states will not tax distributions made to individual shareholders that are attributable to interest the Fund earned on direct obligations of the U.S. government if the Fund meets the state’s minimum investment or reporting requirements, if any. Investments in GNMA or FNMA securities, bankers’ acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities generally do not qualify for state-tax-free treatment. This exemption may not apply to corporate shareholders.

Sales and Exchanges of Fund Shares

If a shareholder sells, pursuant to a cash or in-kind redemption, or exchanges the shareholder’s Fund shares, subject to the discussion below, the shareholder generally will recognize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and the shareholder’s tax basis in the shares. This gain or loss will be long-term capital gain or loss if the shareholder has held Fund shares for more than one year at the time of the sale or exchange, and short-term otherwise.

If a shareholder sells or exchanges Fund shares within 90 days of having acquired such shares and if, before January 31 of the calendar year following the calendar year of the sale or exchange, as a result of having initially acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different RIC, the sales charge previously incurred in acquiring the Fund’s shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. Also, if a shareholder recognizes a loss on a disposition of Fund shares, the loss will be disallowed under the “wash sale” rules to the extent the shareholder purchases substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be reflected in an adjustment to the tax basis of the purchased shares.

If a shareholder receives a capital gain dividend with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the capital gain dividend. If such loss is incurred from the redemption of shares pursuant to a periodic redemption plan then U.S. Treasury regulations may permit an exception to this six-month rule. No such regulations have been issued as of the date of this SAI.

U.S. Federal Income Tax Rates

Noncorporate Fund shareholders (i.e., individuals, trusts and estates) are taxed at a maximum rate of 37% on ordinary income and 20% on net capital gain.

In general, “qualified dividend income” realized by noncorporate Fund shareholders is taxable at the same rate as net capital gain. Generally, qualified dividend income is dividend income attributable to certain U.S. and foreign corporations, as long as certain holding period requirements are met. In general, if less than 95% of the Fund’s income is attributable to qualified dividend income, then only the portion of the Fund’s distributions that are attributable to qualified dividend income and reported in writing as such in a timely manner will be so treated in the hands of individual shareholders. Payments received by the Fund from securities lending, repurchase, and other derivative transactions ordinarily will not qualify. The rules attributable to the qualification of Fund distributions as qualified dividend income are complex, including the holding period requirements. Individual Fund shareholders therefore are urged to consult their own tax advisers and financial planners.

The maximum stated corporate U.S. federal income tax rate applicable to ordinary income and net capital gain is 21%. Actual marginal tax rates may be higher for some shareholders, for example, through reductions in deductions. Distributions from the Fund may qualify for the “dividends-received deduction” applicable to corporate shareholders with respect to certain dividends. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.

In addition, a noncorporate Fund shareholder generally will be subject to an additional 3.8% tax on its “net investment income,” which ordinarily includes taxable distributions received from the corresponding Fund and taxable gain on the disposition of Fund shares if the shareholder meets a taxable income test.

Under the Foreign Account Tax Compliance Act, or “FATCA,” U.S. federal income tax withholding at a 30% rate will be imposed on dividends and proceeds of redemptions in respect of Fund shares received by Fund shareholders who own their shares through foreign accounts or foreign intermediaries if certain disclosure requirements related to U.S. accounts or ownership are not satisfied. The Fund will not pay any additional amounts in respect to any amounts withheld.

Backup Withholding

The Fund is generally required to withhold and remit to the U.S. Treasury, subject to certain exemptions (such as for certain corporate or foreign shareholders), an amount equal to 28% of all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to the Fund shareholder if (i) the shareholder fails to furnish the Fund with a correct “taxpayer identification number” (“TIN”), (ii) the shareholder fails to certify under penalties of perjury that the TIN provided is correct, (iii) the shareholder fails to make certain other certifications, or (iv) the IRS notifies the Fund that the shareholder’s TIN is incorrect or that the shareholder is otherwise subject to backup withholding. Backup withholding is not an additional tax imposed on the shareholder. The shareholder may apply amounts withheld as a credit against the shareholder’s U.S. federal income tax liability and may obtain a refund of any excess amounts withheld, provided that the required information is furnished to the IRS. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. A shareholder may generally avoid backup withholding by furnishing a properly completed IRS Form W-9. State backup withholding may also be required to be withheld by the Fund under certain circumstances.

Tax-Deferred Plans

Shares of the Fund may be available for a variety of tax-deferred retirement and other tax-advantaged plans and accounts. Prospective investors should contact their tax advisers and financial planners regarding the tax consequences to them of holding Fund shares through such plans and/or accounts.

A 1.4% excise tax is imposed on the net investment income of certain private colleges and universities. This tax would only apply to private institutions with endowment valued at $500,000 per full-time student or more, subject to other limitations. Tax-exempt shareholders should contact their tax advisers and financial planners regarding the tax consequences to them of an investment in the Fund.

Any investment in residual interests of a collateralized mortgage obligation that has elected to be treated as a REMIC can create complex U.S. federal income tax consequences, especially if the Fund has state or local governments or other tax-exempt organizations as shareholders.

Special tax consequences apply to charitable remainder trusts (“CRTs”) (as defined in Section 664 of the Code) that invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. CRTs are urged to consult their own tax advisers and financial planners concerning these special tax consequences.

Tax Shelter Reporting Regulations

Generally, under U.S. Treasury regulations, if an individual shareholder recognizes a loss of $2 million or more, or if a corporate shareholder recognizes a loss of $10 million or more, with respect to Fund shares, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of securities are in many cases exempt from this reporting requirement, but under current guidance, shareholders of a RIC are not exempt. Future guidance may extend the current exemption from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their own tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Cost Basis Reporting

In general, the Fund must report “cost basis” information to its shareholders and the IRS for redemptions of “covered shares.” Fund shares purchased on or after January 1, 2012 are generally treated as covered shares. By contrast, Fund shares purchased before January 1, 2012 or shares without complete cost basis information are generally treated as noncovered shares. Fund shareholders should consult their tax advisors to obtain more information about how these cost basis rules apply to them and determine which cost basis method allowed by the IRS is best for them.

Recently Enacted Tax Legislation

The full effects of recently enacted tax legislation are not certain and may cause the Fund and its shareholders to be taxed in a manner different than as described above. Prospective shareholders also should recognize that the present U.S. federal income tax treatment of the Fund and their shareholders may be modified by legislative, judicial or administrative actions at any time, which may be retroactive in effect. The rules dealing with U.S. federal income taxation are constantly under review by Congress, the IRS and the Treasury Department, and statutory changes as well as promulgation of new regulations, revisions to existing statutes, and revised interpretations of established concepts occur frequently. You should consult your advisors concerning the status of legislative proposals that may pertain to holding Fund shares.

The foregoing summary should not be considered to describe fully the income and other tax consequences of an investment in the Fund. Fund investors are strongly urged to consult with their tax advisors, with specific reference to their own situations, with respect to the potential tax consequences of an investment in the Fund.

ANTI-MONEY LAUNDERING PROGRAM

The Fund has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”).  To ensure compliance with this law, the Fund’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Fund’s Transfer Agent has established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity and a complete and thorough review of all new opening account applications.  The Fund will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

As a result of the Program, the Fund may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Fund may be required to transfer the account or proceeds of the account to a governmental agency.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Fund’s independent registered public accounting firm, Cohen & Company, Ltd., 1350 Euclid Avenue, Suite 800, Cleveland, Ohio 44115, audits the Fund’s annual financial statements, reviews the Fund’s federal income tax returns, and may perform other professional accounting, auditing, tax and related services when engaged to do so by the Fund.  Shareholders will receive annual audited financial statements and semiannual unaudited financial statements.

FINANCIAL STATEMENTS

The financial statements for the Fund for the year January 1, 2017 through December 31, 2017 are incorporated herein by reference from the Fund’s Annual Report, as filed with the SEC on March 8, 2018.  A copy of the Annual Report for the Fund may be obtained without charge by contacting the Fund at the address located on the front of this SAI or by calling 1-800-368-3322 (for U.S. residents) or 1-868-624-8648 (for non-U.S. residents).

APPENDIX
 DESCRIPTION OF SECURITIES RATINGS

S&P’s Debt Ratings.  A S&P corporate or municipal debt rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation.  It takes into consideration the creditworthiness of guarantors, insurers or other forms of credit enhancement on the obligation.

The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable.  S&P does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information.  The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

I.	Likelihood of default ‑ capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation.

II.	Nature of and provisions of the obligation.

III.	Protection afforded by, and relative position of the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue ratings definitions are expressed in terms of default risk.  As such they pertain to senior obligations of such entity.  Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy.16

AAA - Debt rated AAA has the highest rating assigned by S&P.  Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in the higher rated categories.

BBB - Debt rated BBB has an adequate capacity to pay interest and repay principal.  Whereas such debt normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC - Debt rated BB, B, CCC or CC is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation.  BB indicates the lowest degree of speculation and CC the highest degree of speculation.  While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Plus (+) or Minus (-): The ratings from “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Moody’s Bond Ratings.  Moody’s ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed.

Aaa - Bonds which are rated Aaa are judged to be the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large, or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are Aa are judged to be of high quality by all standards.  Together with the Aaa group they comprise what are generally known as high-grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations.  Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured).  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured.  Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing.  Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree.  Such issues are often in default or have other marked shortcomings.

Moody’s applies numerical modifiers 1, 2 and 3 in each of the foregoing generic rating classifications.  The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

S&P’s Commercial Paper Ratings.  A S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.  Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest.  These categories are as follows:

A-1.  This highest category indicates that the degree of safety regarding timely payment is strong.  Those issuers determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2.  Capacity for timely payment on issues with this designation is satisfactory.  However the relative degree of safety is not as high as for issuers designated “A-1”.

A-3.  Issues carrying this designation have adequate capacity for timely payment.  They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying a higher designation.

Moody’s Short-Term Debt Ratings.  Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year.  Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1.  Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations.  Prime-1 repayment ability will often be evidenced by many of the following characteristics:

•	Leading market positions in well-established industries.
•	High rates of return on funds employed.
•	Conservative capitalization structure with moderate reliance on debt and ample asset protection.
•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
•	Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2.  Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.  This will normally be evidenced by many of the characteristics cited above but to a lesser degree.  Earnings trends and coverage ratios, while sound, may be more subject to variation.  Capitalization characteristics, while still appropriate, may be more affected by external conditions.  Ample alternate liquidity is maintained.

Prime-3.  Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations.  The effect of industry characteristics and market compositions may be more pronounced.  Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage.  Adequate alternate liquidity is maintained.

Moody’s Preferred Stock Ratings.

aaa.  An issue which is rated aaa is considered to be a top-quality preferred stock.  This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa.  An issue which is rated aa is considered a high-grade preferred stock.  This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

a.  An issue which is rated a is considered to be an upper medium grade preferred stock.  While risks are judged to be somewhat greater than in the aaa and aa classifications, earnings and asset protection are nevertheless expected to be maintained at adequate levels.

baa.  An issue which is rated baa is considered to be medium grade, neither highly protected nor poorly secured.  Earnings and asset protection appear adequate at present, but may be questionable over great length of time.

ba.  An issue which is rated ba is considered to have speculative elements and its future cannot be considered well assured.  Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b.  An issue which is rated b generally lacks the characteristics of a desirable investment.  Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa.  An issue which is rated caa is likely to be in arrears on dividend payments.  This rating designation does not purport to indicate the future status of payment.

ca.  An issue which is rated ca is speculative in a high degree and is likely to be in arrears on dividends with the little likelihood of eventual payment.

c.  This is the lowest rated class of preferred or preference stock.  Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s may apply numerical modifiers 1, 2 and 3 in each rating classification from “aa” through “b” in its preferred stock rating system.  The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

S&P’s Preferred Stock Ratings.

AAA.  This is the highest rating that may be assigned by S&P to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA.  A preferred stock issue rated AA also qualifies as a high quality fixed income security.  The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

A.  An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effect of changes in circumstances and economic conditions.

BBB.  An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

BB, B, CCC.  Preferred stock rated BB, B and CCC are regarded on balance as predominantly speculative with respect to the issuer’s capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CC.  The rating CC is reserved for a preferred stock in arrears on dividends or sinking Equity Fund payments but that is a nonpaying issue with the issuer in default on debt instruments.

The ratings from “AA” to “B” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.